UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Education Realty Trust, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117
(901) 259-2500

March 24, 2011

Dear Stockholder,

I would like to extend a personal invitation for you to join us at the 2011 Annual Meeting of Stockholders which will be held on Wednesday, May 4, 2011, at 9:00 a.m. Central Time at the Corporate Headquarters of Education Realty Trust, Inc. located in Memphis, Tennessee. The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the annual meeting.

In accordance with the “e-proxy” rules promulgated by the Securities and Exchange Commission, we are pleased to continue our practice of furnishing proxy materials to our stockholders over the Internet. Accordingly, on or about March 24, 2011, we will mail to our stockholders (other than those stockholders who have previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials. On the date of the mailing of the Notice of Internet Availability of Proxy Materials, all stockholders of record and beneficial owners will have the ability to access all of our proxy materials referred to in the Notice of Internet Availability of Proxy Materials on an Internet website. These proxy materials will be available free of charge. The e-proxy rules afford us the opportunity to realize cost savings on the printing and distribution of our proxy materials, and we hope that, if possible and convenient, you will avail yourself of this option.

Your vote is important.  Whether you can or cannot attend the 2011 Annual Meeting of Stockholders, I encourage you to vote. Please complete, sign and return your proxy card or give your proxy authorization over the Internet or by telephone prior to the meeting so that your shares will be represented and voted.

Sincerely,

Randy Churchey
President, Chief Executive Officer and Director

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117
(901) 259-2500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are hereby invited to attend the 2011 Annual Meeting of Stockholders of Education Realty Trust, Inc.

When	9:00 a.m. Central Time on May 4, 2011.
Where	Corporate Headquarters, 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117.
Items of Business	• To elect seven directors to serve until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualify (Proposal 1);
• To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 (Proposal 2);
• To approve the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan (Proposal 3);
• To approve, in an advisory (non-binding) vote, the compensation of our named executive officers (Proposal 4);
• To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years (Proposal 5); and
• To conduct such other business as may properly come before the meeting or any adjournment or postponement thereof.
Record Date	Stockholders of record as of the close of business on March 4, 2011 will be entitled to notice of and to vote at the 2011 Annual Meeting of Stockholders.
Voting by Proxy or Proxy Authorization	Education Realty Trust, Inc., on behalf of the Board of Directors, is soliciting your proxy to ensure that a quorum is present and that your shares are represented and voted at the 2011 Annual Meeting of stockholders. Please see the Notice of Internet Availability of Proxy Materials for information about giving your proxy authorization over the Internet or by telephone. You may also request a paper proxy card to submit your vote by mail if you prefer. If you subsequently decide to vote at the meeting, information about revoking your proxy prior to the meeting is also provided. You may receive more than one set of proxy materials and proxy cards. Please promptly complete, sign and return each proxy card that you receive or give your proxy authorization over the Internet or by telephone to ensure that each of your shares are represented and voted.

Recommendations	The Board of Directors recommends that you vote “FOR” each nominee for director; “FOR” Proposal 2; “FOR” Proposal 3; “FOR” Proposal 4; and “1 YEAR” for Proposal 5.

By Order of the Board of Directors,

Randall H. Brown Secretary

March 24, 2011
Memphis, Tennessee

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on May 4, 2011

This Proxy Statement and the Annual Report on Form 10-K
are available at http://www.edrtrust.com/proxy

EDUCATION REALTY TRUST, INC.

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117
(901) 259-2500

PROXY STATEMENT FOR THE
2011 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished by Education Realty Trust, Inc., a Maryland corporation, on behalf of the Board of Directors for use at the 2011 Annual Meeting of Stockholders, or the Annual Meeting, and at any adjournment or postponement thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. When used in this Proxy Statement, the terms “we,” “us,” “our” or “EDR” refer to Education Realty Trust, Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with the rules and regulations adopted by the Securities and Exchange Commission, or the SEC, we are now primarily furnishing proxy materials to our stockholders over the Internet instead of mailing printed copies of those materials to each stockholder. Only stockholders of record at the close of business on March 4, 2011 will be entitled to notice of and to vote at the Annual Meeting. On or about March 24, 2011, we expect to send most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions regarding how to access our proxy materials, including this Proxy Statement and the Annual Report on Form 10-K, or the Annual Report, for the 2010 fiscal year. The Notice of Internet Availability of Proxy Materials also instructs you regarding how to access the proxy card and give your proxy authorization over the Internet or by telephone. This process is designed to expedite stockholders’ receipt of our proxy materials, lower the cost of the Annual Meeting and conserve natural resources.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of our proxy materials. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting these materials which are included in the Notice of Internet Availability of Proxy Materials. If you previously elected to receive a printed or electronic copy of our proxy materials, which we also expect to distribute on or about March 24, 2011, you will continue to receive these materials by mail or electronic mail until you elect otherwise.

INFORMATION ABOUT THE ANNUAL MEETING

When and Where is the Annual Meeting?

The Annual Meeting will be held at 9:00 a.m. Central Time on May 4, 2011. The Annual Meeting will be held at our Corporate Headquarters which are located at 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117.

What proposals will be voted upon at the Annual Meeting?

There are five proposals scheduled for a vote at the Annual Meeting:

1.  To elect seven directors to serve until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualify (Proposal 1);

2.  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 (Proposal 2);

3.  To approve the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan (Proposal 3);

4.  To approve, in an advisory (non-binding) vote, the compensation of our named executive officers (Proposal 4); and

5.  To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years (Proposal 5); and.

As of the date of this Proxy Statement, we are not aware of any additional matters that will be presented for consideration at the Annual Meeting.

What are the recommendations of the Board of Directors?

Our Board of Directors recommends that you vote:

•	“FOR” the election of each of the seven nominees named herein to serve on the Board of Directors;
•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;
•	“FOR” the approval of the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan;
•	“FOR” the approval of the compensation of our named executive officers; and
•	“1 YEAR” with respect to how frequently a stockholder vote to approve the compensation of our named executive officers should occur.

Will our directors be in attendance at the Annual Meeting?

We encourage, but do not require, our directors to attend annual meetings of stockholders. However, we anticipate that each of our incumbent directors will attend the Annual Meeting.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, March 4, 2011, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. As of the close of business on March 4, 2011, EDR had 72,174,723 shares of common stock outstanding.

Stockholders of Record: Shares Registered in Your Name.  If, on March 4, 2011, your shares were registered directly in your name with EDR’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent.  If, on March 4, 2011, your shares were held in an account with a broker, bank or other agent, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank or other agent.

How do I vote?

For Proposal 1 (election of directors), you may either vote “FOR” all of the nominees to the Board of Directors or you may “WITHHOLD” your vote for all of the nominees or for any nominee that you specify. For Proposal 2 (ratification of the appointment of Deloitte & Touche LLP), Proposal 3 (approval of Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan) and Proposal 4 (advisory (non-binding) vote on executive compensation), you may vote “FOR” or “AGAINST” such proposals or “ABSTAIN” from voting. For Proposal 5 (advisory (non-binding) vote on the frequency of stockholder votes on executive compensation), you may vote “1 YEAR,” “2 YEARS” or “3 YEARS” with respect to such proposal or “ABSTAIN” from voting. The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by giving your proxy authorization over the Internet or by telephone. In addition, you may request a proxy card from us as instructed in the Notice of Internet Availability of Proxy Materials and indicate your vote by completing, signing and dating the card where indicated and mailing the card in the postage paid envelope provided. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy or to give your proxy authorization to ensure that your votes are counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or given your proxy authorization.

•	To vote in person, attend the Annual Meeting, and we will provide you with a ballot when you arrive.
•	To give your proxy authorization over the Internet or by telephone, follow the instructions for accessing our proxy materials provided in the Notice of Internet Availability of Proxy Materials.
•	To vote using a proxy card, request a proxy card from us as instructed in the Notice of Internet Availability of Proxy Materials. You should complete, sign and date the proxy card and return it promptly in the postage paid envelope provided. If your signed proxy card is received by the close of business on May 3, 2011, then we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent.  If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice of Internet Availability of Proxy Materials from that organization rather than from EDR. You should follow the instructions provided by your broker, bank or other agent regarding how to vote your shares. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. To do this, follow the instructions from your broker, bank or other agent included with the Notice of Internet Availability of Proxy Materials or contact your broker, bank or other agent to request a proxy card.

We provide Internet proxy authorization on-line with procedures designed to ensure the authenticity and correctness of your proxy authorization instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

For each proposal to be voted upon, you have one vote for each share of common stock that you own as of the close of business on March 4, 2011.

What if I request and return a proxy card but do not make specific choices?

If you request a proxy card and return the card signed and dated without marking any voting selections, your shares will be voted “FOR” the election of all seven nominees for director; “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; “FOR” the approval of the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan; “FOR” the approval of the compensation of our named executive officers; and “1 YEAR” with respect to how frequently a stockholder vote to approve the compensation of our named executive officers should occur. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his discretion.

Can I change my vote after I return my proxy card?

Yes. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date which is received by the close of business on May 3, 2011;
•	You may send a written notice which is received by the close of business on May 3, 2011 that you are revoking your proxy to 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Corporate Secretary; or
•	You may attend the Annual Meeting and notify the election officials that you wish to revoke your proxy and vote in person. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent as your nominee, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count (i) “FOR” and “WITHHOLD” votes for Proposal 1 (election of directors), (ii) “FOR” and “AGAINST” votes, abstentions and broker non-votes with respect to Proposal 2 (ratification of the appointment of Deloitte & Touche LLP), Proposal 3 (approval of Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan) and Proposal 4 (advisory (non-binding) vote on executive compensation) and (iii) “1 YEAR,” “2 YEARS,” “3 YEARS” and abstentions and broker non-votes with respect to Proposal 5 (advisory (non-binding) vote on the frequency of stockholder votes on executive compensation).

If your shares are held by your broker, bank or other agent as your nominee, you will need to obtain a proxy card from the organization that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. Brokers, banks or other agents that have not received voting instructions from their clients cannot vote on their clients’ behalf with respect to “non-routine” proposals but may vote their clients’ shares on “routine” proposals. Under applicable rules of the New York Stock Exchange, or the NYSE, Proposal 1 (election of directors), Proposal 3 (approval of Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan), Proposal 4 (advisory (non-binding) vote on executive compensation) and Proposal 5 (advisory (non-binding) vote on the frequency of stockholder votes on executive compensation) are non-routine proposals. Conversely, Proposal 2 (ratification of the appointment of Deloitte & Touche LLP) is a routine proposal. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

•	For Proposal 1 (election of directors), the vote of a plurality of all of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of a director. Therefore, the seven nominees for director receiving the most “FOR” votes will be elected. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
•	For Proposal 2 (ratification of the appointment of Deloitte & Touche LLP), the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of Proposal 2. For purposes of the vote on Proposal 2, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
•	For Proposal 3 (approval of Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan), the affirmative vote of a majority of the votes cast on Proposal 3 is required for the approval of Proposal 3, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on Proposal 3. For purposes of the vote on Proposal 3, abstentions and broker non-votes will have the same effect as votes against Proposal 3 unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes in which event broker non-votes will not have any effect on the result of the vote. Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
•	For Proposal 4 (advisory (non-binding) vote on executive compensation), the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required for the approval of Proposal 4. For purposes of the vote on Proposal 4, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
•	For Proposal 5 (advisory (non-binding) vote on the frequency of stockholder votes on executive compensation), the option of “1 YEAR,” “2 YEARS” or “3 YEARS” that receives a majority of all the votes cast at the Annual Meeting at which a quorum is present will be the frequency for the advisory vote on executive compensation that has been recommended by EDR’s stockholders. For purposes of this advisory vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by EDR’s stockholders.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented at the Annual Meeting. As of the close of business on March 4, 2011, the record date, there were 72,174,723 shares outstanding and entitled to vote. Thus, 36,087,362 shares must be represented at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum if you vote in person at the Annual Meeting or if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent). Additionally, abstentions and broker non-votes will also be counted towards the quorum requirement. If there is no quorum, the Chairman of the Annual Meeting may adjourn the meeting until a later date.

How can I determine the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results will be announced in a Current Report on Form 8-K which will be filed with the SEC within four business days after the conclusion of the Annual Meeting.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for EDR’s 2012 Annual Meeting of Stockholders?

Our annual meetings of stockholders are generally held in May of each year. We will consider for inclusion in our proxy materials for the 2012 Annual Meeting of Stockholders proposals that are received no later than December 2, 2011 and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and our Amended and Restated Bylaws, or the Bylaws. Stockholders must submit their proposals to Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Corporate Secretary.

In addition, any stockholder who wishes to propose a nominee to the Board of Directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our Amended and Restated Bylaws, a copy of which is on file with the SEC and may be obtained from our Corporate Secretary upon request. These notice provisions require that nominations of persons for election to the Board of Directors and proposals of business to be considered by the stockholders for the 2012 Annual Meeting of Stockholders must be made in writing and submitted to our Corporate Secretary at the address above no earlier than November 2, 2011 and no later than December 2, 2011. A more detailed discussion regarding the submission of proposals for the 2012 Annual Meeting of Stockholders is provided under “Corporate Governance — Nominations by Stockholders” below.

How can I obtain EDR’s Annual Report?

Our Annual Report for the fiscal year ended December 31, 2010, as filed with the SEC, is available on the Investor Relations page of our corporate website at http://www.educationrealty.com under the caption “Financial Information.” If you wish to receive a copy of our Annual Report for the fiscal year ended December 31, 2010, as well as a copy of any exhibit specifically requested, we will mail these documents to you free of charge. Requests should be sent to Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Corporate Secretary. A copy of our Annual Report has also been filed with the SEC and may be accessed from the SEC’s website at http://www.sec.gov.

The Annual Report for the fiscal year ended December 31, 2010 is not, and shall not be, deemed to be a part of our proxy materials.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to the costs of mailing the Notice of Internet Availability of Proxy Materials, posting our proxy materials on an Internet website and mailing any requested paper or electronic copies of our proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries, such as a broker, bank or other agent, to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our proxy materials, including the Notice of Internet Availability of Proxy Materials and the Annual Report, unless the affected stockholder has provided us with contrary instructions. This procedure provides extra convenience for stockholders and cost savings for companies.

EDR and some brokers, banks or other agents may be householding our proxy materials, including the Notice of Internet Availability of Proxy Materials and the Annual Report. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of the Annual Report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other agent that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Stockholders may revoke their consent at any time by contacting Broadridge ICS, either by calling toll-free (800) 542-1061 or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, EDR will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the Annual Report and other proxy materials, to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the Annual Report and other proxy materials, you may send a written request to Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Corporate Secretary or call (901) 259-2500. In addition, if you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials and, if applicable, Annual Report and other proxy materials, you can request householding by contacting our Corporate Secretary in the same manner.

Who should I contact if I have any questions?

If you have any questions about the Annual Meeting, this Proxy Statement, our proxy materials or your ownership of EDR common stock, please contact Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Corporate Secretary or call (901) 259-2500.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

At the Annual Meeting, seven persons will be elected to serve on our Board of Directors until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualify. Directors are elected by a plurality of the votes cast at the Annual Meeting in the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may select. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. There are no family relationships among any of the members of our Board of Directors.

Set forth below is a brief biography of each director nominee.

Current Director Nominees

Paul O. Bower, age 68, has served as the Chairman of our Board of Directors since July 2004. He was also our President and Chief Executive Officer from that date until his retirement on December 31, 2009. Mr. Bower joined our predecessor, Allen & O’Hara, Inc., or Allen & O’Hara, in July 1969, and, from 1969 to 1977, he served as Assistant General Manager of Granville Towers (University of North Carolina), General Manager of The Towers (University of Wisconsin) and Summit Hall (West Virginia University), and Regional Director and Branch Manager of Allen & O’Hara’s student housing/foodservice group. In 1977, Mr. Bower was promoted to Vice President of the student housing group of Allen & O’Hara’s management services department, and he became Senior Vice President of that department in 1979. In 1994, Mr. Bower was named Senior Vice President of Management Contract Development, and, in 1997, he was named Executive Vice President of Development. In January 1998, he became President and Chief Executive Officer of Allen & O’Hara. Mr. Bower also serves on the Board of Directors of Youth Villages, a private nonprofit organization dedicated to helping emotionally and behaviorally troubled children and their families.

Monte J. Barrow, age 66, has served as a member of our Board of Directors since January 2005. From February 1982 until August 2002, Mr. Barrow served as the Chief Financial Officer and Senior Vice President of MS Carriers, Inc., a publicly-traded trucking transportation company (NASDAQ: MSCA). While serving as Chief Financial Officer of MS Carriers, Mr. Barrow was responsible for the accounting, financial, human resources and information technology departments. Mr. Barrow retired in August 2002 following the sale of MS Carriers to Swift Transportation Company, Inc. Since February 2003, Mr. Barrow has been self-employed and is the owner and operator of a privately-held business, Dieco Products LLC. From March 2008 to December 2009, Mr. Barrow also served as the Chief Financial Officer of City Enterprises. City Enterprises is a group of companies with holdings in automobile retail sales, automobile auctions, dealer finance, personal finance and real estate. This group of businesses is privately owned.

William J. Cahill, III, age 65, has served as a member of our Board of Directors since January 2005. Mr. Cahill served as the Corporate Vice President of Human Resources of FedEx Corporation (NYSE: FDX) since June 2004 until his retirement in June 2007. He served as Vice President of Human Resources of FedEx Corporation from February 1998 until June 2004. He had been with FedEx since December 1979. In his role, Mr. Cahill was responsible for executive compensation, succession planning, healthcare strategy, retirement investment, employment, legal compliance and other human resources functions at FedEx Corporation. Additionally, Mr. Cahill has served as a member of the Board of Directors of the Make A Wish Foundation of the Mid-South since September 2009.

Randall L. Churchey, age 50, has served as a member of our Board of Directors since January 2010. He is also our President and Chief Executive Officer. Mr. Churchey is the founder and Co-Chairman of the Board of MCR Development, LLC, a private hotel construction, ownership and management company. Since December 2004, Mr. Churchey has been a member of the Board of Directors of Great Wolf Resorts, Inc., a public indoor water park resort company (NASDAQ: WOLF), and was the Interim Chief Executive Officer of Great Wolf from May 2008 until December 2008. He was President and Chief Executive Officer and a member of the Board of Directors of Golden Gate National Senior Care (the successor to Beverly Enterprises)

from March 2006 to September 2007. From January 2005 until May 2007, Mr. Churchey was a member of EDR’s Board of Directors. Mr. Churchey served as President and Chief Operating Officer of RFS Hotel Investors, Inc., a NYSE-listed hotel real estate investment trust (NYSE: RFS), from 1999 to 2003. Mr. Churchey served as a director of RFS from 2000 through 2003. From 2004 until its sale in 2008, Mr. Churchey served on the Board of Trustees of Innkeepers USA Trust, a publicly-traded real estate investment trust (NYSE: KPA). From 1997 to 1999, he was Senior Vice President and Chief Financial Officer of FelCor Lodging Trust, Inc., a NYSE-listed hotel real estate investment trust (NYSE: FCH). For nearly 15 years prior to joining FelCor, Mr. Churchey held various positions in the audit practice of Coopers & Lybrand, LLP, including head of the real estate and hospitality practice for the Southwest region of the United States.

John L. Ford, age 65, has served as a member of our Board of Directors since January 2005. Dr. Ford is the Senior Vice President and Dean of Campus Life at Emory University where he oversees student housing and seventeen other departments. Dr. Ford was a professor of policy analysis and management and the dean of students at Cornell University from 1992 to 2000. He has held administrative, academic or research positions at the University of Exeter in England, the University of British Columbia in Canada, the Japanese Nursing Association in Japan, the Dokkyo University Medical School in Japan, Johns Hopkins University and the University of Chicago. Dr. Ford is currently a member of the Board of Trustees of the University of the South.

Howard A. Silver, age 56, has served as a member of our Board of Directors since February 2010. Mr. Silver has served as a director of CapLease, Inc. (NYSE: LSE), a public triple net lease real estate investment trust, since March 2004 and is currently the lead independent director, Chairman of the Audit Committee and a member of the Nomination and Investment Committees. Additionally, since December 2004, Mr. Silver has been a director of Great Wolf Resorts, Inc., a public indoor water park resort company (NASDAQ: WOLF), where he serves as Chairman of the Audit Committee and a member of the Compensation Committee. From May 1994 until October 2007, Mr. Silver held various executive positions with Equity Inns, Inc., a NYSE-listed real estate investment trust (NYSE: ENN), which was sold to Whitehall Global Real Estate Funds. At the time of the sale, Mr. Silver held the positions of President and Chief Executive Officer and was also a director of Equity Inns, and he had previously held the positions of Chief Operating Officer, Executive Vice President of Finance, Secretary, Treasurer and Chief Financial Officer. From 1992 until 1994, Mr. Silver served as Chief Financial Officer of Alabaster Originals, L.P., a fashion jewelry wholesaler. Mr. Silver has been a certified public accountant since 1980 and was employed by Ernst & Young LLP from 1987 to 1992 and by Coopers & Lybrand L.L.P. from 1978 to 1986.

Wendell W. Weakley, age 56, has served as a member of our Board of Directors since May 2007. Mr. Weakley is the President and Chief Executive Officer of the University of Mississippi Foundation. Prior to joining the Foundation on July 1, 2006, he was with PricewaterhouseCoopers LLP, or PwC, from August 1976 to June 2006. Mr. Weakley was an audit partner with PwC serving public clients in the manufacturing, distribution and retail sectors in the Memphis, Dallas and Tampa offices over his career. As an audit manager, he also served a two-year international tour of duty with PwC. He served as the Office Managing Partner for the Memphis office of PwC as well as the audit and industry leader in the Dallas/Ft. Worth market for PwC. He was also a Regional Risk Management partner for PwC. Mr. Weakley is a Certified Public Accountant.

Qualifications of Director Nominees

When considering whether our director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of EDR’s operational and organizational structure, the Nominating and Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the director nominees’ individual biographies set forth above and on the following particular attributes:

•	Mr. Bower: The Board of Directors considered his prior service to EDR as its Chairman, President and Chief Executive Officer and his forty years of experience in the collegiate housing industry and determined that his intimate knowledge of EDR and his familiarity with the collegiate housing industry are critical to the oversight of our strategic initiatives and the evaluation of our operational performance.

•	Mr. Barrow: The Board of Directors considered his twenty years of experience as a senior executive officer of a publicly-traded company at which he was directly responsible for, among others, the accounting and financial departments and determined that his strong leadership qualities and comprehensive knowledge of multiple corporate disciplines are integral to his service as our lead independent director of executive sessions, as a member of the Audit and Compensation Committees and as a member of our Board of Directors.
•	Mr. Cahill: The Board of Directors considered his twenty-two years of executive level experience at a global corporation in human resources, executive compensation matters and succession planning and determined that his expertise in these corporate disciplines enhances his oversight and administration of our executive officer compensation program in the capacity of Chairman of the Compensation Committee and as a member of our Board of Directors.
•	Mr. Churchey: The Board of Directors considered his ten years of service as a senior executive officer of publicly-traded real estate companies, including REITs, his extensive experience in the field of public accounting and his current service as our President and Chief Executive Officer and determined that his vast experience in the real estate industry and his direct involvement and understanding of the ongoing operations of EDR facilitate the Board of Directors in its evaluation of our strategic initiatives and operational performance.
•	Dr. Ford: The Board of Directors considered his forty years of experience in higher education, the last ten of which have been dedicated to the oversight of collegiate housing at Emory University, and his expertise in the planning, design, construction, financial and operational management of collegiate housing and determined that Dr. Ford is distinctively qualified to identify similarly capable director nominees in the capacity of Chairman of the Nominating and Corporate Governance Committee and to analyze the operational performance of EDR as a member of our Board of Directors.
•	Mr. Silver: The Board of Directors considered his thirty-two years of service as a senior executive officer and director of publicly-traded real estate companies, including REITs, and his experience in the field of public accounting and determined that his prior experience in leading a publicly-traded REIT and expertise in public accounting, strategic planning and public company executive compensation matters significantly benefit our Compensation and Nominating and Corporate Governance Committees and our Board of Directors in the fulfillment of their respective duties.
•	Mr. Weakley: The Board of Directors considered his thirty years of experience in public accounting and his leadership of a non-profit corporation responsible for investing and distributing proceeds for the benefit of a major public university and determined that his extensive expertise in the field of accounting and his leadership skills facilitate his oversight and administration of our accounting and financial reporting practices, risk management efforts and compliance with applicable regulatory standards in the capacity of Chairman of the Audit Committee and as a member of our Board of Directors.

The Board of Directors recommends a vote “FOR” each nominee named above.

CORPORATE GOVERNANCE

Director Independence

As required by NYSE listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent” as affirmatively determined by the board of directors. Consistent with SEC rules, the NYSE listing standards and our Corporate Governance Guidelines, our Board of Directors reviews all relevant transactions or relationships between each director and EDR, our senior management and our independent registered public accounting firm. During this review, the Board of Directors considers whether there are any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and EDR, senior management and our independent registered public accounting firm. The Board of Directors consults with EDR’s corporate counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent.”

As a result of this review, our Board of Directors affirmatively determined that the following five of our seven current directors are “independent” within the meaning of applicable SEC rules, NYSE listing standards and our Corporate Governance Guidelines: Messrs. Barrow, Cahill, Silver and Weakley and Dr. Ford. Mr. Bower, our former President and Chief Executive Officer, and Mr. Churchey, our current President and Chief Executive Officer, are not “independent.”

Board and Committee Meetings; Attendance

EDR encourages, but does not require, its directors to attend annual meetings of stockholders. Messrs. Barrow, Bower, Cahill, Churchey, Silver and Weakley and Dr. Ford attended the 2010 Annual Meeting of Stockholders. The Board of Directors held six meetings during 2010. Each member of the Board of Directors attended at least 75% of the aggregate of (i) all board meetings and (ii) all committee meetings for committees on which the director served. In addition, our independent directors conduct regularly scheduled meetings without the presence of non-independent directors or management. Mr. Barrow, as lead independent director, serves as the Chairman for and presides over these executive sessions of the independent directors.

Board Committees

The Board of Directors has established three permanent committees that have certain responsibilities for our governance and management. These committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors has adopted charters for each of these committees which can be found on the Investor Relations page of our corporate website at http://www.educationrealty.com under the caption “Corporate Governance.” EDR will also provide a copy of these charters to any person, free of charge, upon written request to Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Corporate Secretary.

The Board of Directors has determined that each member of the Audit Committee meets the independence and financial sophistication requirements of the NYSE listing standards applicable to members of the Audit Committee as well as the Audit Committee independence standards established by the SEC. The Board of Directors also has determined that Mr. Weakley, the Audit Committee Chairman, is an “audit committee financial expert” as defined by the rules of the SEC. In addition, the Board of Directors has determined that each member of the Compensation Committee and the Nominating and Corporate Governance Committee satisfies the independence requirements of the NYSE listing standards.

The current membership of and information about each committee of the Board of Directors is set forth below.

Committee, Current Members and Number of Meetings Held	Committee Functions
Audit Committee Current Members: Mr. Weakley (Chairman) Mr. Barrow Mr. Cahill 12 Meetings in 2010
• appoints our independent registered public accounting firm, oversees their work and reviews the scope of the audit to be conducted by them as well as the results of their audit;
• reviews the scope of our internal system of controls and appraises our financial reporting activities and the accounting standards and principles followed;

•

reviews and discusses with management and the independent registered public accounting firm various topics and events that may have a significant financial impact on our business, and it reviews and discusses with management major financial risk exposure and steps that management has taken to monitor and control such exposure;

• reviews the adequacy and effectiveness of our internal controls, internal audit procedures and disclosure controls and procedures as well as management’s reports thereon; and
• reviews and approves all transactions with related persons pursuant to our Related Party Transactions Policy.

Compensation Committee Current Members: Mr. Cahill (Chairman) Mr. Barrow Dr. Ford Mr. Silver 5 Meetings in 2010
• sets compensation for our Chief Executive Officer based upon an evaluation of his performance in light of goals and objectives determined by the Compensation Committee;
• sets the compensation for our other executive officers after receiving the recommendations of the Chief Executive Officer;
• reviews other compensatory and benefit plans pertaining to our executives and employees; and
• oversees the administration of our equity incentive plans.

Nominating and Corporate Governance Committee Current Members: Dr. Ford (Chairman) Mr. Silver Mr. Weakley 4 Meetings in 2010

•

identifies, screens and recommends outstanding individuals who qualify to serve as members of the Board of Directors and recommends to the Board of Directors the director nominees for election or re-election by our stockholders at each annual meeting of stockholders;

•

reviews and makes recommendations to the Board of Directors regarding our corporate governance principles, including the structure, composition and functioning of the Board of Directors and all committees thereof, oversight by the Board of Directors of management actions and reporting duties of management;

• reviews, approves and recommends to the Board of Directors any change in non-employee director compensation; and
• reviews procedures for meetings of the Board of Directors, including the appropriateness and adequacy of the information supplied to directors prior to and during meetings of the Board of Directors.

Audit Committee Matters

The Audit Committee has been appointed by the Board of Directors to oversee the accounting, reporting and financial practices and legal compliance of EDR. The Audit Committee has general responsibility for the oversight of the accounting and financial processes of EDR, including oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualification and independence of our auditors, the performance of our internal audit function and independent auditors and the preparation of the Audit Committee Report. A more detailed discussion of the responsibilities with regard to our financial statements and the Committee’s interactions with our independent registered public accounting firm is provided under the caption “Audit Committee Report” below.

Compensation Committee Matters

The Compensation Committee acts on behalf of the Board of Directors to establish the compensation packages of executive officers of EDR and to provide oversight of EDR’s compensation program. In addition, the Compensation Committee also reviews the compensatory and benefit plans available to our executive officers and employees and administers our equity incentive plans. The Compensation Committee may not delegate its authority to approve executive compensation or equity awards, except to subcommittees comprised solely of Compensation Committee members. A more detailed discussion of the Compensation Committee’s primary processes for establishing and overseeing executive compensation, including the role of executive officers in determining or recommending executive compensation, is provided under the caption “Compensation Discussion and Analysis – Compensation Program Philosophy, Practices and Procedures – Procedures for Compensation Decisions” below.

To facilitate the fulfillment of its duties, the Compensation Committee has sole authority to retain outside advisors, including compensation consultants, to assist the Compensation Committee with executive compensation matters. Additionally, the Compensation Committee has sole authority to approve the fees and retention terms of any such advisors or consultants. The Compensation Committee periodically examines real estate investment trusts, or REITs, of comparable organizational size and market capitalization and collects compensation data from such companies in order to assess the appropriateness and composition of our executive compensation packages. During December 2009, the Compensation Committee engaged Longnecker & Associates, or the Compensation Consultant, for the specific purpose of preparing a peer group compensation study designed to assist the Compensation Committee in such an analysis which focused primarily on the addition of a long-term equity component to our executive compensation packages. As a result of the study, the Compensation Committee deemed it appropriate to implement a long-term incentive component into our executive compensation packages. To this end, the Compensation Consultant also assisted the Compensation Committee in forming and structuring the 2010 Long-Term Incentive Plan, or the 2010 LTIP. The structure of the 2010 LTIP also served as the model for the 2011 Long-Term Incentive Plan, or the 2011 LTIP, which the Compensation Committee adopted effective January 1, 2011. A more detailed discussion of the 2010 LTIP and the 2011 LTIP is provided under the captions “Compensation Discussion and Analysis – Elements of EDR’s Compensation Program – 2010 Long-Term Equity Incentive Compensation” and “Compensation Discussion and Analysis – 2011 Compensation Actions – 2011 Long-Term Equity Incentive Compensation,” respectively, below.

Nominating and Corporate Governance Committee Matters

Director Nominations Process

The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility of reviewing and recommending nominees for membership on the Board of Directors. Though EDR has no formal policy addressing diversity, the Nominating and Corporate Governance Committee and Board of Directors believe that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences and should be capable of articulating a variety of viewpoints. Accordingly, pursuant to its committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee considers in its review of director nominees factors such as values and disciplines, ethical standards, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of the Board of Directors at that point in time. Other characteristics, including but not limited to, the director nominee’s material relationships with EDR, time availability, service on other boards of directors and their respective committees or any other characteristics which may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee are also reviewed for purposes of determining a director nominee’s qualifications.

Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of the Board of Directors, the operating requirements of EDR and the long-term interests of EDR’s stockholders. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon applicable NYSE listing standards, applicable SEC rules and regulations, our Corporate Governance Guidelines and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee also uses its network of contacts to compile a list of potential candidates but also has the authority to engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to EDR during their respective term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

The Nominating and Corporate Governance Committee has evaluated and recommends each of the directors standing for election at the Annual Meeting.

Nominations by Stockholders

The Nominating and Corporate Governance Committee reviews and considers all candidates for nomination and election as directors who may be suggested by any director or executive officer of EDR. The Nominating and Corporate Governance Committee will also consider any director candidate nominated by any stockholder if the recommendation is made in accordance with the procedures set forth in our Bylaws. For nominations for election to the Board of Directors or other business to be properly brought before an annual meeting of stockholders, the stockholder must comply with the advance notice provisions and other requirements of Article II, Section 11 of our Bylaws. These notice provisions require that nominations for directors must be received no more than 150 days and no less than 120 days before the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders. In the event that the date of the mailing of the notice for the annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting, notice by the stockholder, to be timely, must be delivered not earlier than the close of business on the 150th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 120th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by EDR. Such stockholder’s notice must set forth certain information including, but not limited to, the following:

•	as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, pursuant to Regulation 14A under the Exchange Act;
•	as to any other business that the stockholder proposes to bring before the annual meeting, a description in reasonable detail of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of each beneficial owner, if any, on whose behalf the proposal is made; and

•	as to the stockholder giving the notice, any proposed nominee and each beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on EDR’s stock ledger, and the current name and business address, if different, of any proposed nominee and each such beneficial owner; (ii) the class, series and number of all shares of common stock or other securities of EDR, if any, which are owned by such stockholder, proposed nominee or beneficial owner, the date on which each such share of stock or other security was acquired, the investment intent of such acquisition and any short interest in any share of stock or other security of any such person; (iii) a description of whether, and the extent to which, such stockholder, proposed nominee or beneficial owner, directly or indirectly, is subject to or during the last six months has engaged in any hedging, derivative or other similar transaction or series of transactions in common stock or other securities of EDR; (iv) a description of any substantial interest, direct or indirect, of such stockholder, proposed nominee or beneficial owner in EDR; and (v) the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business, to the extent known by the stockholder giving the notice.

The foregoing description of the advance notice provisions of our Bylaws is a summary and is qualified in its entirety by reference to the full text of the Bylaws which were filed with the SEC on February 20, 2009 on a Current Report on Form 8-K. Accordingly, we advise you to review our Bylaws for additional stipulations relating to advance notice of director nominations and business proposals.

Non-Employee Director Compensation

It is the role of the Nominating and Corporate Governance Committee, on behalf of the Board of Directors, to review, approve and recommend to the Board of Directors any changes to the compensation of our non-employee directors. The Board of Directors and the Nominating and Corporate Governance Committee believe that director compensation should fairly compensate directors for the work required by publicly-traded real estate investment trusts of comparable organizational size and market capitalization as EDR, that the compensation should align the directors’ interests with the long-term interest of stockholders and that the structure of the compensation should be simple, transparent and easy for stockholders to understand.

To continue our ability to attract and retain highly-qualified individuals to serve as directors, during 2010, the Nominating and Corporate Governance Committee sought to more closely align our director compensation with that paid by REITs of comparable organizational size and market capitalization. To this end, the Nominating and Corporate Governance Committee approved, and the Board ratified, an increase in the cash and equity components of the compensation to be paid to our non-employee directors beginning in 2011.

The compensation of our non-employee directors for 2010 and 2011 is set forth below.

Non-Employee Director Compensation	2010	2011
Annual Cash Retainer for Board of Directors	$24,000	$30,000
Attendance Fee per Meeting of Board of Directors (in person)	$2,000	$2,000
Attendance Fee per Meeting of Board of Directors (via teleconference)	$1,000	$2,000
Attendance Fee per Meeting of Committee (in person)	$1,250	$1,250
Attendance Fee per Meeting of Committee (via teleconference)	$625	$1,250
Annual Cash Retainer for Chairman of the Board of Directors	$10,000	$20,000
Annual Cash Retainer for Chairman of Audit Committee	$6,000	$12,000
Annual Cash Retainer for Chairman of Compensation and Nominating and Corporate Governance Committee	$2,000	$6,000
Annual Cash Retainer for Lead Independent Director	$0	$5,000
Annual Grant of Common Stock	$32,700	$60,000

We reimburse our non-employee directors for all reasonable expenses incurred in connection with their service on the Board of Directors. Directors who are employees of EDR or its subsidiaries do not receive compensation for their services as directors.

Communications with the Board of Directors

We have established procedures for stockholders or other interested parties to communicate directly with the independent and non-management members of our Board of Directors. Such parties can contact these members of our Board of Directors by sending written correspondence by mail to Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Board of Directors. All communications made by this means will be received directly by the Chairman of the Audit Committee. Employees and others who wish to contact the Chairman or any member of the Audit Committee to report complaints or concerns with respect to accounting, internal accounting controls or auditing matters may do so anonymously by using this address. The Board of Directors has adopted whistleblower procedures which can be found on the Investor Relations page of our corporate website at http://www.educationrealty.com under the caption “Corporate Governance.” All communications made by this means will also be received directly by the Chairman of the Audit Committee.

Corporate Leadership Structure

From July 2004 until the time of his retirement, Mr. Bower served jointly as the Chairman of our Board of Directors and President and Chief Executive Officer of EDR. Effective December 31, 2009, Mr. Bower retired from these offices though he continues to serve as the Chairman of our Board of Directors.

To fill the offices vacated by Mr. Bower’s resignation, the Board of Directors appointed Randy Churchey as the President and Chief Executive Officer of EDR effective January 1, 2010, concluding that Mr. Churchey’s considerable experience as a senior executive officer of publicly-traded real estate companies, including REITs, prior service to EDR as a member of the Board of Directors and familiarity with our operational and organizational structure uniquely qualified him for these offices. Subsequently, on January 12, 2010, the Board of Directors elected Mr. Churchey to serve as a director, effective immediately.

The Board of Directors has determined that our bifurcated leadership structure is appropriate because it (i) enables Mr. Churchey to focus directly upon identifying and developing corporate priorities, executing our business plan and providing daily leadership and (ii) assists Mr. Bower in fulfilling his duties of overseeing the implementation of our strategic initiatives, facilitating the flow of information between the Board of Directors and management and fostering executive officer accountability while concurrently ensuring that Mr. Bower and his intimate knowledge of EDR and the collegiate housing industry remain as an invaluable resource to our Board of Directors.

Oversight of Risk Management

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of risks applicable to us. The Board of Directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. At the committee level, (i) the Audit Committee oversees management of accounting, financial, legal and regulatory risks; (ii) the Compensation Committee oversees the management of risks relating to our executive compensation program; and (iii) the Nominating and Corporate Governance Committee manages risks associated with the independence of the members of the Board of Directors and potential conflicts of interest. While each committee is directly responsible for evaluating certain enumerated risks and overseeing the management of such risks, the entire Board of Directors is generally responsible for and is regularly informed through committee reports about such risks and any corresponding remediation efforts designed to mitigate such risks.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics that is applicable to all members of our Board of Directors, our executive officers and our employees. We have posted these documents on the Investor Relation’s page of our corporate website at http://www.educationrealty.com under the caption “Corporate Governance.” EDR will provide a copy of these documents to any person, free of charge, upon written request to Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Corporate Secretary. Any waiver of the Code of Business Conduct and Ethics for an executive officer or director will be promptly disclosed to stockholders in any manner that is acceptable under the NYSE listing standards, including but not limited to the distribution of a press release, disclosure on our website and/or disclosure on a Current Report on Form 8-K. We intend to satisfy our disclosure obligations under Item 5.05 of Form 8-K related to amendments or waivers of the Code of Business Conduct and Ethics by posting such information on our corporate website.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Shared Services Agreement

In connection with our initial public offering, which was completed on January 31, 2005, we acquired the collegiate housing business of Allen & O’Hara, a company which is wholly-owned by Mr. Bower, the Chairman of our Board of Directors, and his family. Prior to the completion of our initial public offering, Allen & O’Hara’s collegiate housing business shared the cost of certain common services with Allen & O’Hara’s hotel properties operations which we did not acquire and which continue to be operated by Allen & O’Hara. These services include human resources, information technology, accounting, legal, payroll, office space, office equipment and furniture and certain management personnel. We entered into a Shared Services Agreement with Allen & O’Hara to provide these services to Allen & O’Hara for the benefit of its hotel business in exchange for reimbursement to us of the fair value of the services performed which was $90,266 for the period ended December 31, 2010. Because Mr. Bower and his family are the sole stockholders of Allen & O’Hara, any economic consequence realized by Allen & O’Hara as a result of the Shared Services Agreement will also be realized by Mr. Bower.

Related Party Transactions Policy and Procedure

Our Board of Directors has adopted a written policy which sets forth EDR’s policies and procedures regarding the identification, review, consideration and approval or ratification of certain transactions. Pursuant to the Related Party Transactions Policy, the Audit Committee is to review the material facts of, and either approve or disapprove of entry into, any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year; (ii) EDR is a participant; and (iii) any related party has or will have a direct or indirect interest (other than solely as a result of being a director or being a beneficial owner of less than 10% of another entity). For purposes of the policy, a related party is any (a) person who is or was (since the beginning of the last fiscal year for which EDR has filed an Annual Report on Form 10-K and Proxy Statement with the SEC, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of EDR’s common stock or (c) immediate family member of any of the foregoing. An immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee). No director may participate in any discussion or approval of a transaction in which he is a related party except that the director shall provide all material information concerning the transaction to the Audit Committee.

The Audit Committee has determined that certain types of transactions shall be deemed to be pre-approved, even if the aggregate amount involved will exceed $120,000. These pre-approved transactions include (i) employment of executive officers where (a) the executive’s compensation is required to be disclosed in the proxy statement or the executive officer is not an immediate family member of another executive officer or director of EDR, (b) the related compensation would be reported in the proxy statement if the executive officer was a named executive officer and (c) the Compensation Committee approved (or recommended that the Board of Directors approve) such compensation; (ii) director compensation which is required to be disclosed in the proxy statement; (iii) any transaction with another company at which a related party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s equity securities, if the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of that company’s total annual revenues; (iv) any charitable contribution, grant or endowment made by EDR to a charitable organization, foundation or university at which a related party’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $1,000,000 or 2% of the charitable organization’s total annual receipts; (v) any transaction where the related party’s interest arises solely from the ownership of EDR’s common stock and all holders of EDR’s common stock received the same benefit on a pro rata basis (e.g., dividends); (vi) any transaction involving a related party where the rates or charges involved are determined by competitive bids; (vii) any transaction with a related party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and (viii) any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

If a transaction involving a related party will be ongoing, the Audit Committee may establish guidelines for EDR’s management to observe in its ongoing dealings with the related party. Thereafter, the Audit Committee, at least annually, will review and assess ongoing relationships with the related party to determine whether they are in compliance with the Audit Committee’s guidelines and that the transaction remains appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

The following table sets forth information as of March 4, 2011 regarding the beneficial ownership of our common stock by each of our directors and nominees for director, each of our named executive officers and by all directors, nominees and executive officers as a group, unless otherwise indicated in the footnotes. Except as otherwise indicated below, the address of each director and executive officer listed below is c/o Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Named Executive Officers
Randy Churchey	234,500	(2)	*
Thomas Trubiana	156,068	(3)	*
Randall H. Brown	131,190	(4)	*
Christine Richards	50,758	(5)	*
J. Drew Koester	25,068	(6)	*
Directors
Paul O. Bower	901,604	(7)	1.2%
Monte J. Barrow	15,560		*
William J. Cahill	12,008		*
John L. Ford	10,000		*
Howard A. Silver	9,000		*
Wendell W. Weakley	12,827		*
All directors, nominee(s) and executive officers as a group (11 persons)	1,558,583		2.1%

*	Less than 1% of EDR’s outstanding common stock.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of common stock. Shares of common stock issuable upon the conversion of units of limited partnership interest in Education Realty Operating Partnership, LP, or the Operating Partnership, or University Towers Operating Partnership, LP, or the University Towers Partnership, are deemed outstanding for computing the percentage ownership of the person, entity or group holding the securities but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, all persons named in the tables have sole voting and investment power with respect to their shares of common stock except to the extent authority is shared by spouses under applicable law.
(2)	The shares shown as beneficially owned by Mr. Churchey include: (i) 50,000 shares of restricted common stock which were granted outside of the Education Realty Trust, Inc. 2004 Incentive Plan, or the 2004 Plan, as an inducement material to Mr. Churchey’s employment with EDR in accordance with Section 303A.08 of the NYSE Listed Company Manual and which vest ratably over five years; (ii) 30,000 shares of restricted common stock granted pursuant to the 2004 Plan which vest ratably over five years (iii) 50,000 shares of restricted common stock granted pursuant to EDR’s 2010 LTIP which vest ratably over three years; and (iv) 50,000 shares of restricted common stock granted pursuant to EDR’s 2011 LTIP which vest ratably over three years.
(3)	The shares shown as beneficially owned by Mr. Trubiana include: (i) 10,000 shares of restricted common stock that vested ratably over five years; (ii) 20,000 shares of common stock issued pursuant to Mr. Trubiana’s former employment agreements; (iii) 30,000 shares of restricted common stock granted pursuant to EDR’s 2010 LTIP which vest ratably over three years; and (iv) 35,000 shares of restricted common stock granted pursuant to EDR’s 2011 LTIP which vest ratably over three years.
(4)	The shares shown as beneficially owned by Mr. Brown include: (i)40,000 shares of restricted common stock that vested ratably over five years, (ii) 2,256 shares of common stock held jointly with his wife; (iii) 43,832 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership; (iv) 20,000 shares of restricted common stock granted pursuant to EDR’s 2010

LTIP which vest ratably over three years; and (v) 15,000 shares of restricted common stock granted pursuant to EDR’s 2011 LTIP which vest ratably over three years. Limited partnership units of our Operating Partnership are immediately redeemable for cash or, at our election, an equal number of shares of our common stock.
(5)	The shares shown as beneficially owned by Ms. Richards include: (i) 20,000 shares of restricted common stock granted pursuant to EDR’s 2010 LTIP which vest ratably over three years; and (ii) 20,000 shares of restricted common stock granted pursuant to EDR’s 2011 LTIP which vest ratably over three years.
(6)	The shares shown as beneficially owned by Mr. Koester include: (i) 10,000 shares of restricted common stock that vested ratably over five years; (ii) 5,500 shares of restricted common stock granted pursuant to EDR’s 2010 LTIP which vest ratably over three years; and (iii) 3,500 shares of restricted common stock granted pursuant to EDR’s 2011 LTIP which vest ratably over three years.
(7)	Effective December 31, 2009, Mr. Bower retired from the offices of President and Chief Executive Officer of EDR though he continues to serve as Chairman of our Board of Directors. The shares shown as beneficially owned by Mr. Bower include: (i) 13,000 shares of common stock held jointly with his wife; (ii) 656,585 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership held by Allen & O’Hara, of which Mr. Bower and his family are the sole stockholders; (iii) 142 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership held directly by Mr. Bower; (iv) 118,430 shares of common stock issuable upon the redemption of limited partnership units of University Towers Partnership held by Allen & O’Hara; and (v) 63,447 shares of common stock issuable upon the redemption of limited partnership units of University Towers Partnership held directly by Mr. Bower. Limited partnership units of our Operating Partnership and University Tower Partnership are immediately redeemable for cash or, at our election, an equal number of shares of our common stock.

Beneficial Owners of More Than 5% of Common Stock

The following table sets forth information regarding the beneficial ownership of our common stock by each person, or group of affiliated persons, who is believed by us to beneficially own 5% or more of our common stock. The percentage of class owned in the following table is based upon 72,174,723 shares of common stock outstanding as of the close of business on March 4, 2011.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
FMR LLC 82 Devonshire Street Boston, Massachusetts 02109	8,791,057	(1)	15.0%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	5,376,945	(2)	9.17%
Cohen & Steers, Inc. 280 Park Avenue New York, NY 10017	5,190,689	(3)	8.86%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	4,822,957	(4)	8.23%
Columbia Wanger Asset Management, LLC 227 West Monroe Street, Suite 3000 Chicago, IL 60606	4,099,000	(5)	6.9%
Vanguard Specialized Funds – Vanguard REIT Index Fund 100 Vanguard Boulevard Malvern, PA 19355	3,038,431	(6)	5.18%

(1)	The indicated ownership is based solely upon an amendment to the Schedule 13G filed with the SEC by the beneficial owner on February 14, 2011 reporting beneficial ownership as of December 31, 2010. FMR LLC possessed sole voting power over 3,320,257 shares and sole dispositive power over 8,791,057 shares of our common stock.
(2)	The indicated ownership is based solely upon an amendment to the Schedule 13G filed with the SEC by the beneficial owner on February 10, 2011 reporting beneficial ownership as of December 31, 2010. The Vanguard Group, Inc. possessed sole voting power over 79,067 shares and sole dispositive power over 5,297,878 shares of our common stock.
(3)	The indicated ownership is based solely upon an amendment to the Schedule 13G filed with the SEC by the beneficial owner on February 14, 2011 reporting beneficial ownership as of December 31, 2010. Cohen & Steers, Inc. possessed sole voting power over 4,836,942 shares and sole dispositive power over 5,190,689 shares of our common stock.
(4)	The indicated ownership is based solely upon an amendment to the Schedule 13G filed with the SEC by the beneficial owner on February 4, 2011 reporting beneficial ownership as of December 31, 2010. BlackRock, Inc. possessed sole voting power over 4,822,957 shares and sole dispositive power over 4,822,957 shares of our common stock.
(5)	The indicated ownership is based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 10, 2011 reporting beneficial ownership as of December 31, 2010. Columbia Wanger Asset Management, LLC possessed sole voting power over 3,755,000 shares and sole dispositive power over 4,099,000 shares of our common stock.
(6)	The indicated ownership is based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 10, 2011 reporting beneficial ownership as of December 31, 2010. Vanguard Specialized Funds – Vanguard REIT Index Fund possessed sole voting power over 3,038,431 shares of our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and the holders of greater than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of these reports. Based solely upon a review of the copies of these reports furnished to us and written representations from such executive officers, directors and stockholders with respect to the period from January 1, 2010 through December 31, 2010, we are not aware of any required Section 16(a) reports that were not filed on a timely basis except for the following:

•	Form 4 filed on behalf of Mr. Trubiana on March 2, 2010 for a grant of common stock on February 17, 2010 which was made in accordance with his former employment agreement.

Copies of Section 16(a) reports can be found on the Investor Relation’s page of our corporate website at http://www.educationrealty.com under the category “Financial Information.”

EXECUTIVE OFFICERS

Set forth below is background information regarding each of our executive officers, other than Mr. Churchey whose biography is set forth above under “Election of Directors – Current Director Nominees,” and other key employees. There are no family relationships among any of our executive officers.

Executive Officers

Randall H. Brown, age 53, is the Executive Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. Brown joined EDR’s predecessor company, Allen & O’Hara, as its Chief Financial Officer, Treasurer and Secretary in June 1999. Prior to joining Allen & O’Hara, Mr. Brown served as director of corporate finance for Promus Hotel Corporation (now part of Hilton Hotels Corporation). Prior to his promotion to director of corporate finance, Mr. Brown served as manager of capital analysis and planning for Promus. Mr. Brown began his career at PriceWaterhouse and also held various financial and accounting positions at International Paper Company, Holiday Inns, Inc. and PriceWaterhouse. Mr. Brown is a Certified Public Accountant (inactive) and is a member of the American Institute of Certified Public Accountants.

J. Drew Koester, age 40, is the Vice President, Assistant Secretary and Chief Accounting Officer. Mr. Koester joined Allen & O’Hara in September 2004. From January 1999 until September 2004, Mr. Koester served as Vice President of Finance for TruGreen Companies, LLC, a division of The ServiceMaster Company. From August 1998 until January 1999, Mr. Koester was a financial analyst at The ServiceMaster Company. Mr. Koester began his career at Deloitte & Touche LLP and was a Financial Reporting Manager for Continental PET Technologies prior to joining The ServiceMaster Company. Mr. Koester is a Certified Public Accountant (inactive).

Christine Richards, age 41, is the Senior Vice President of Property Operations. Ms. Richards is responsible for overseeing the daily operations of EDR’s 44 owned and joint ventured properties. Previously, Ms. Richards served as EDR’s Vice President of Operations from 2006 to 2010 and as Regional Director from 2001 to 2006. Prior to joining EDR, Ms. Richards held various management positions at Gables Residential Trust, a multi-family REIT, from 1990 to 2001. Ms. Richards is a member of the Institute of Real Estate Management and a Certified Property Manager (CPM).

Thomas Trubiana, age 59, is the Executive Vice President and Chief Investment Officer. Mr. Trubiana served as Senior Vice President of Development of Allen & O’Hara Development Company, LLC, or AODC, our development company, from February 2005 until December 31, 2006. He served as a financial advisor to Eagle Strategies Corporation from June 2004 until joining us in February 2005. Mr. Trubiana served as President of American Campus Communities, Inc. from July 1997 until October 2003. Prior to serving as President of American Campus Communities, Mr. Trubiana served as Senior Vice President of Management Services for Cardinal/Lexford Realty Services. Mr. Trubiana began his career as a resident assistant at Allen & O’Hara in 1972 and was promoted to general manager, regional manager and finally director of development before leaving Allen & O’Hara in 1987.

Key Employees

Olan Brevard, age 62, is the Senior Vice President of Acquisitions. Mr. Brevard joined Allen & O’Hara in October of 1977 in the Commercial Property Management Group. He was promoted to Regional Manager in 1981 where he served in various regional management positions with both the commercial properties group and the residential group of the management services department. Mr. Brevard was promoted to the real estate department in 1985, and, in 1992, he was promoted to Vice President of Real Estate, and, in this capacity, he handled the development of hotels and student housing projects plus the acquisitions and dispositions of company assets and the financing for company projects. Mr. Brevard is a licensed Tennessee Real Estate Broker and holds the Certified Property Manager (CPM) designation conferred by the Institute of Real Estate Management (IREM).

Charles M. Harris, age 43, is a Senior Vice president of Development. Mr. Harris has been with AODC since 1999, joining the predecessor firm as a vice president of development. Mr. Harris is responsible for financing on-campus development, ongoing oversight of on-campus development, managing the proposal process and marketing Allen & O’Hara to colleges and universities. Before joining Allen & O’Hara, Mr. Harris spent nearly five years with Promus Hotel Corporation, handling brand and market research, performing feasibility and impact studies on hotel development ranging from $5 million to $30 million and managing franchise hotel development in a nine-state region and eastern Canada.

Rhonda K. Johannesen, age 53, is a Senior Vice President of Development. Ms. Johannesen originally joined Allen & O’Hara in 1986, directing food services and operations, as well as corporate marketing. Ms. Johannesen also spent seven years with GMH/College Park Communities, advancing to senior vice president of operations, responsible for the student housing portfolio of 45 owned and managed properties, with 30,000+ beds and asset values nearing $1 billion. Ms. Johannesen has more than 25 years of progressive management experience and an extensive background in planning and creating desirable outcomes for private, public, not-for-profit and for-profit business entities, including those with state and federal sponsorship and fee-for-service contracts.

Wallace L. Wilcox, age 61, is the Senior Vice President of Construction and Engineering. Mr. Wilcox joined Allen & O’Hara in 1980 and has served in various capacities in the areas of project management, maintenance and engineering. He became Vice President of Construction and Engineering for Allen & O’Hara in May 2000. For the past 29 years, Mr. Wilcox has supervised the construction and development of collegiate housing communities as well as hotels, office buildings and churches.

Susan B. Arrison, age 60, is the Vice President of Human Resources. Ms. Arrison originally joined Allen & O’Hara in 1980 and served as Associate Vice President – Human Resources. In 1987, she became Vice President of Employment/Employee Relations at National Bank of Commerce, and she served in that capacity for over nine years. In January 1996, Ms. Arrison returned to Allen & O’Hara as Vice President of Human Resources. Ms. Arrison is a member of the Society of Human Resource Management.

David Braden, age 40, is the Vice President of Management Services. Mr. Braden has been with Allen & O’Hara Education Services, Inc., or AOES, since 1999. He started as our first manager of a new era in developing on-campus communities in partnership with the University of Louisville. Prior to his current position, David served as a Regional Director where he was responsible for overseeing the daily operations of collegiate housing communities within his portfolio. Prior to joining AOES, Mr. Braden worked with the Bromley Group of Companies on their management operations team. As a transformative leader in public/private partnerships within higher education for the past 14 years, Mr. Braden is actively engaged within student affairs at many different campuses.

Scott Casey, age 45, is the Vice President of Information Technology. Mr. Casey joined EDR in July 2006 and was promoted to his current position in July 2007. He oversees all technology related aspects of EDR for corporate and property initiatives. In 2004 and 2005, Mr. Casey co-founded a real estate investment firm overseeing real estate transactions and residential and commercial construction. From January 2000 until December 2003, Mr. Casey was Chief Information Officer and Senior Vice President with Orange Lake Resort & Country Club in Orlando, Florida. Mr. Casey began his career at Arthur Andersen in January 1990 where he was a Director of Technology in the Memphis office. He worked nationally with the firm to develop software initiatives including new IT policies. He also was responsible for consulting with small to mid-size companies regarding IT resourcing and review of technology contracts.

Susan Jennings, age 53, is the Vice President of Corporate Communications and Marketing. Ms. Jennings joined EDR in January, 2010 in this new position. Ms. Jennings began her career at Memphis’ newspaper of record, The Commercial Appeal. In 1996, she became one of the early employees of Nova Factor, Inc., a national pharmacy dedicated to dispensing biotechnical drugs and providing reimbursement and clinical expertise to patients across the United States. As the company’s first marketing director, she assisted and guided the company through unprecedented growth, multiple acquisitions, a name change to Accredo Health, Inc, the opening of branches across the United States, a successful public offering and numerous new drug launches. At EDR, Ms. Jennings leads or assists with launching new development projects, investor and public relations activities, other corporate communications and marketing duties as well as coordinating EDR’s participation in public meetings or events such as groundbreaking ceremonies.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The purpose of this Compensation Discussion and Analysis is to discuss our philosophy, practices and procedures with respect to EDR’s compensation program and the Compensation Committee’s objectives in selecting and setting the elements of the compensation packages that are paid or awarded to our named executive officers. Throughout this discussion and analysis, Randy Churchey, our President and Chief Executive Officer, Randall H. Brown, our Executive Vice President, Chief Financial Officer, Treasurer and Secretary, J. Drew Koester, our Vice President, Assistant Secretary and Chief Accounting Officer, Christine Richards, our Senior Vice President of Property Operations, and Thomas Trubiana, our Executive Vice President and Chief Investment Officer, are referred to as our named executive officers, or our NEOs.

Compensation Program Philosophy, Practices and Procedures

Compensation Philosophy

EDR’s compensation program is administered by the Compensation Committee which sets corporate goals and objectives with respect to NEO compensation, evaluates performance against those goals and objectives and determines the appropriate amount and mix of NEO compensation based upon its evaluation. The Compensation Committee believes that a well-designed compensation program should align the goals of our NEOs with the goals of EDR’s stockholders and that a significant portion of our NEOs’ compensation, over the long term, should be dependent upon the creation of value for EDR’s stockholders. Important principles which drive EDR’s compensation program are the Compensation Committee’s beliefs that our NEOs should be held accountable for the performance of EDR through their compensation packages and that, to promote individual contribution to EDR’s overall performance, the compensation packages should also reflect the NEO’s individual performance. The Compensation Committee’s compensation philosophy is designed to motivate our NEOs to focus on financial and operating results and the creation of long-term stockholder value by:

•	establishing a compensation program that attracts, motivates and retains our NEOs through compensation packages that are competitive with those that are paid or awarded by other publicly-traded REITs of comparable organizational size and market capitalization;
•	linking a significant portion of our NEOs’ compensation packages to the achievement of EDR’s business plan by using measurements of EDR’s financial and operating results and total stockholder return; and
•	building a pay-for-performance system that encourages and rewards successful initiatives which are achieved within a team environment.

The Compensation Committee regularly evaluates the effectiveness of EDR’s compensation program by reviewing the individual performance of our NEOs as well as the overall performance of EDR. In doing so, the Compensation Committee considers each NEO’s individual goals and their attainment of such goals as well as EDR’s business plan and its annual and long-term fiscal performance. To the extent that it believes that changes to the compensation packages that are paid or awarded to our NEOs are warranted, the Compensation Committee will make such changes annually with respect to base salaries and annual incentive compensation plans and as necessary with respect to long-term incentive compensation plans.

Benchmarking Practices

2010 NEO Compensation Packages.  Prior to setting NEO compensation packages for 2010, the Compensation Committee consulted two surveys prepared by third parties. The first survey utilized by the Compensation Committee was published by the National Association of Real Estate Investment Trusts, or NAREIT, and conducted by FPL Associates Compensation. The NAREIT survey is designed to provide real estate companies, specifically REITs and real estate operating companies, with current information regarding competitive compensation levels and trends, as well as the design, features and administration of competitive benefits programs. The report provides information regarding four components of compensation: base salary, total annual cash compensation, long-term incentive value and total remuneration. A total of 94 companies participated in the NAREIT survey.

The second survey utilized by the Compensation Committee was the National Real Estate Compensation and Benefits Survey, or the CEL Survey, which was published by CEL & Associates, Inc. The data presented in the CEL Survey is summarized by location, employer size, type of organization and employer specialization in an overall job profile for each position analyzed. Over 400 companies participated in the CEL survey.

The Compensation Committee reviewed (i) from the NAREIT survey, the median base salary, total cash compensation, long-term incentives and total remuneration for companies in the residential sector, companies with a market capitalization of less than $1 billion and companies with less than 750 full-time employees; and (ii) from the CEL survey, the average base salaries and total cash compensation for all companies, all public companies and all companies located in the South Central region of the United States that participated in the CEL Survey. The Compensation Committee then calculated the average amount of the compensation packages from both surveys and compared those averages to the compensation packages paid or awarded to our NEOs in 2009 to ensure that such compensation packages generally approximated those paid to NEOs of other equity REITs that have a similar organizational size and market capitalization as EDR.

The NAREIT and CEL surveys do not specify which participating companies comprise the categories presented in the respective surveys. Accordingly, we are unable to provide a list of specific benchmark companies.

2010 LTIP.  In connection with the adoption and implementation of the 2010 LTIP in March 2010, the Compensation Committee, with the concurrence of the Compensation Consultant, established a peer group of companies that the Compensation Committee will use as a benchmark for purposes of determining whether certain awards granted under the 2010 LTIP will vest at the end of the applicable performance period. A more detailed discussion of the process of selecting the peer group and of the companies which comprise the peer group is provided under the caption “Compensation Discussion and Analysis – 2010 Long-Term Equity Incentive Compensation” below.

Procedures for Compensation Decisions

At least annually, the Compensation Committee evaluates the compensation packages that are paid or awarded to our NEOs and determines the appropriate amounts and the elements of such compensation packages. With respect to the compensation of our NEOs other than the Chief Executive Officer, the Compensation Committee works with the Chief Executive Officer to conduct these evaluations. To this end, the Chief Executive Officer completes an evaluation of our other NEOs, makes recommendations regarding the compensation of the other NEOs and presents his evaluations and compensation recommendations to the Compensation Committee for its review.

After considering the Chief Executive Officer’s evaluations and recommendations and such other factors as the nature and responsibilities of each NEO’s position, the NEO’s tenure and experience, the NEO’s achievement of individual goals, EDR’s achievement of corporate goals and competitive industry compensation practices, the Compensation Committee then sets the compensation packages of our NEOs other than the Chief Executive Officer. Thereafter, the Compensation Committee sets the compensation package of the Chief Executive Officer in a meeting at which he is not present. The compensation packages are set and recommended for adoption at the meetings of the Compensation Committee and the Board of Directors generally held in November of each year.

Elements of EDR’s Compensation Program

In 2010, the compensation program was comprised of the following three elements: (i) base salary, (ii) annual incentive compensation and (iii) long-term equity incentive compensation. Although it does not allocate a fixed percentage of the NEO compensation packages to each of these elements, the Compensation Committee does seek to achieve an appropriate balance among these elements to incentivize our NEOs to focus on financial and operating results in the near term and the creation of stockholder value over the long term.

2010 Base Salaries

Base salary is the fixed component of our NEO compensation packages and is paid for ongoing performance throughout the year. To compete for and retain talented executives who are critical to our long-term success, the Compensation Committee has determined that the base salaries of our NEOs should approximate the average of those of NEOs of other equity REITs of comparable organizational size and market capitalization as EDR. When reviewing the base salaries of our NEOs, the Compensation Committee also evaluates the nature and responsibilities of each NEO’s position, the NEO’s tenure and experience, the NEO’s achievement of individual goals as well as EDR’s annual and long-term fiscal performance relative to companies within the REIT industry of comparable organizational size and market capitalization. Based upon the median base salaries and total compensation packages of executive officers of companies participating in the NAREIT and CEL surveys as well as the individual evaluations of our NEOs, the Compensation Committee approved salary increases for 2010 and set base salaries for Messrs. Brown, Koester and Trubiana and Ms. Richards in the respective amounts of $258,060, $143,820, $225,000 and $150,000. Mr. Churchey was appointed as our President and Chief Executive Officer effective as of January 1, 2010, and, in accordance with his appointment, the Compensation Committee approved of and set a base salary for Mr. Churchey of $400,000 in 2010.

2010 Annual Incentive Compensation

Annual incentive compensation is an important element of EDR’s compensation program and is necessary in achieving our objectives of attracting, motivating and retaining executive talent, encouraging superior individual performance and, most importantly, attaining our corporate goals and objectives. To support collaboration among our NEOs, annual incentive compensation in the form of cash awards may be paid to our NEOs based upon their individual performance in relation to pre-determined corporate and individual goals. The Compensation Committee believes that, in order to motivate our NEOs to achieve annual strategic business goals related to both EDR’s overall performance and individual contributions to EDR’s performance, executives should receive annual incentive compensation for their contributions in achieving these goals. The Compensation Committee sets the annual incentive compensation for our NEOs and believes that EDR’s annual incentive compensation plan for its NEOs, or the Annual Incentive Plan, is competitive with equity REITs of comparable organizational size and market capitalization.

Each NEO is eligible to receive annual incentive compensation under the Annual Incentive Plan which represents a certain percentage of their annual base salary and which is referred to as the “target bonus.” Performance incentives are based upon financial achievement measured at the consolidated company level and achievement of goals at the individual level, consisting of an evaluation of financial and operating metrics and a formal evaluation of the achievements of each NEO’s goals (which may include company or department financial goals). There are two distinct components of the Annual Incentive Plan, each worth 50% of the bonus at “target” level performance: (1) EDR’s achievement of certain quantitative goals (e.g., budgeted core funds from operations) and (2) achievement of specified personal goals. The potential payouts under both components of the Annual Incentive Plan are based upon a sliding scale designed to maximize the payout for superior performance.

Company Performance Objectives.  The first component of the Annual Incentive Plan is based upon EDR’s core budgeted funds from operations, or Core FFO. EDR calculates FFO in accordance with the definition promulgated by NAREIT. Adjustments to the calculation of FFO may be made by the Compensation Committee in its sole and absolute discretion. Adjustments to FFO may be made for, but are not limited to, the following: gain or loss on the early extinguishment of debt, loss on the impairment of assets, reorganization and severance costs, costs incurred on developments that do not come to fruition, additional expense related to long-term ground leases associated with the recognition of rent increases on a straight-line basis, the actual economic impact of interest and fees earned on participating developments and the impact of other capital transactions. Payouts under the first bonus component attributable to EDR’s budgeted Core FFO target are based upon a sliding scale with payouts ranging from 50% to 150% of the targeted bonus amount for this component based upon a minimum threshold achievement level of 80% of the target and a maximum achievement level of 120%. If the budgeted Core FFO target is not achieved at the threshold level, then no payouts under this component will be made to our NEOs.

The following chart sets forth the correlation of the percentage of budgeted Core FFO to the bonus range percentage:

Core FFO

Threshold	Target	Maximum
80%	100%	120%

Bonus Range

Threshold	Target	Maximum
25%	50%	75%

For 2010, in order for an NEO to receive 100% of the target opportunity under the first component of the Annual Incentive Plan, EDR had to achieve budgeted Core FFO of $0.43 per share. For its fiscal year 2010, EDR’s actual Core FFO was $0.44 per share (based upon the number of weighted average shares of common stock and units of limited partnership in the Operating Partnership and the University Towers Partnership outstanding at period end), representing 102% of the target amount. As a result, the company performance portion of the Annual Incentive Plan was paid at 52% of the target award percentage for our NEOs.

Individual Objectives for NEOs.  The second component, achievement of individual objectives, is determined by an achievement rating of 0% to 100%. The rating is based upon the achievement of individual goals which, for business and financial reporting purposes, are approved at the meetings of the Compensation Committee and the Board of Directors generally held in February of each year. Our NEOs establish their goals and the relative maximum weight assigned for achievement of such goals with assistance from the NEO’s immediate supervisor. These goals are then reviewed and revised or confirmed by the Chief Executive Officer. Thereafter, the Chief Executive Officer establishes his goals and the relative maximum weight assigned for the achievement of each. The goals of all of our NEOs are then presented to the Compensation Committee and the independent members of the Board of Directors for approval. If the NEO does not meet at least 60% (taking into account relative weighting) of his or her personal goals, the NEO does not receive any portion of the 50% of the bonus attributable to personal objectives. There is no over-achievement scale under the second bonus component attributable to personal goals, and, therefore, each NEO is eligible to receive a payout ranging from 60% to 100% of the targeted bonus amount for this component.

The 2010 personal objectives for our NEOs are set forth below, including the relative maximum weight assigned for achievement of each such goal.

Randy Churchey President and Chief Executive Officer
• decrease the cost of equity capital through narrowing of multiple discount between EDR and multi-family housing sector (maximum of 40%)
• improve EDR’s balance sheet capacity for acquisitions and improve interest coverage ratio (maximum of 20%)
• grow EDR through relationships and assist in the development of a new joint venture program (maximum of 15%)
• improve property operations (maximum of 15%)
• improve succession planning for EDR (maximum of 10%)

Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary
• negotiate and implement an “at-the-market” equity distribution program (maximum of 20%)
• develop pursuit strategy for Real Estate Owned properties and implement a corresponding plan to acquire and/or develop such properties (maximum of 20%)
• reduce EDR’s general and administrative expenses by 10% of budgeted level for 2010 (maximum of 20%)
• develop a new joint venture program (maximum of 20%)
• improve effectiveness of EDR’s investor relations (maximum of 10%)
• cultivate and enhance existing joint venture relationships (maximum of 10%)
J. Drew Koester Vice President, Assistant Secretary and Chief Accounting Officer
• reduce accounting department expenses by 10% of budgeted level for 2010 (maximum (25%)
• improve effectiveness of resident receivable collection process (maximum of 25%)
• improve purchase approval and invoice payment processes (maximum of 25%)
• oversee development and implementation of enterprise risk management system (maximum of 25%)
Christine Richards Senior Vice President of Property Operations
• achieve budgeted net operating income for all owned assets for 2010 (maximum of 35%)
• achieve budgeted revenue per available bed for all owned assets for 2010 (maximum of 35%)
• reduce general and administrative expenses of operations department by 3% of budgeted level for 2010 (maximum of 20%)
• contain capital expenditures for collegiate housing communities at or below level budgeted for 2010 (maximum of 10%)
Thomas Trubiana Executive Vice President and Chief Investment Officer
• develop and implement a corporate communication and marketing plan to support the operations and enhance the perception of EDR (maximum of 10%)
• acquire and/or commence the development of $75 million of investment opportunities at capitalization rates and project yields approved by the Board of Directors (maximum of 20%)
• develop asset management ranking of all owned properties for potential sale, repositioning and/or special focus and implement plan to recycle or rehabilitate such properties (maximum of 10%)
• meet or exceed budgeted development department revenues for 2010 (maximum of 20%)
• contain development department expenses at or below budgeted level for 2010 (maximum of 10%)
• refill pipeline of third-party development projects so that development department revenues exceed budgeted amount for 2011 (maximum of 30%)

The table below discloses the maximum amount that each of our NEOs was eligible to receive under the personal objective component based upon their annual base salary for 2010, the actual level of achievement of their personal goals during 2010 (percentage and amount paid) and the total dollar amount received pursuant to the Annual Incentive Plan for 2010.

NEO	Maximum Amount Available under Personal Objective Component		Actual Achievement Percentage under Personal Objective Component	Actual Incentive Compensation under Personal Objective Component	Total Bonus Amount Received under the Annual Incentive Plan for 2010(1)
Randy Churchey	$200,000	(2)	44.0%	$176,000	$384,000
Randall H. Brown	$129,030	(3)	44.0%	$113,546	$247,738
J. Drew Koester	$35,955	(4)	47.5%	$34,157	$71,550
Christine Richards	$37,500	(5)	50%	$37,500	$76,500
Thomas Trubiana	$112,500	(6)	50%	$112,500	$229,500

(1)	Includes achievement under both components of the Annual Incentive Plan (company and individual performance goals). With respect to the company performance component, each NEO received 52% of his or her respective target bonus amount because EDR met 102% of its budgeted Core FFO target in 2010.
(2)	Mr. Churchey’s target bonus amount under the Annual Incentive Plan is 100% of his annual base salary which was $400,000 for 2010. The personal objective component is worth 50% of the target bonus. As discussed in more detail under the caption “Compensation Discussion and Analysis – Employment Agreements” below, pursuant to his executive employment agreement, Mr. Churchey was guaranteed to receive an annual minimum bonus under the Annual Incentive Plan of $200,000 for 2010.
(3)	Mr. Brown’s target bonus amount under the Annual Incentive Plan is 100% of his annual base salary which was $258,060 in 2010. The personal objective component is worth 50% of the target bonus.
(4)	Mr. Koester’s target bonus amount under the Annual Incentive Plan is 50% of his annual base salary which was $143,820 in 2010. The personal objective component is worth 50% of the target bonus.
(5)	Ms. Richard’s target bonus amount under the Annual Incentive Plan is 50% of her annual base salary which was $150,000 in 2010. The personal objective component is worth 50% of the target bonus.
(6)	Mr. Trubiana’s target bonus amount under the Annual Incentive Plan is 100% of his annual base salary which was $225,000 in 2010. The personal objective component is worth 50% of the target bonus.

2010 Long-Term Equity Incentive Compensation

Upon reviewing the NAREIT and CEL surveys prior to setting NEO compensation packages for 2010, the Compensation Committee determined that it was in the best interests of EDR and its stockholders to further align the long-term interests of our NEOs with those of EDR’s stockholders. Accordingly, during December 2009, the Compensation Committee engaged the Compensation Consultant to prepare a peer group compensation study designed to assist the Compensation Committee in an analysis which focused primarily on the implementation of a long-term equity incentive compensation component for our NEO compensation packages. As a result of the study produced by the Compensation Consultant, the Compensation Committee deemed it appropriate to implement such a component into our NEO compensation packages. To this end, the Compensation Consultant also assisted the Compensation Committee in formulating and structuring the 2010 LTIP.

In March 2010, the Compensation Committee adopted the 2010 LTIP to provide long-term incentives to select participants who include each of our NEOs and certain other key employees of EDR. The purposes of the 2010 LTIP are to attract, motivate and retain the participants and to promote the long-term growth and profitability of EDR. Awards under the 2010 LTIP consist of a mixture of time-vested restricted stock (50%) and performance-vested restricted stock units (50%). The Compensation Committee believes that time-vested restricted stock supports the goal of the participants having an ownership position in EDR while encouraging their long-term retention and that performance-vested restricted stock units provide increased incentive to achieve identified performance goals over the long term.

Time-Vested Restricted Stock.  One-half (½) of a participant’s award consists of a grant of restricted shares of EDR’s common stock, or restricted stock. The restricted stock vests in three equal annual installments as long as a participant is an employee of EDR on the vesting date. The restricted stock is entitled to voting and dividend rights from the effective date of the grant but is not transferable by a participant until such shares have vested in accordance with the terms of such participant’s Restricted Stock Award Agreement, or a 2010 RSA Agreement.

In the event of a “change of control” of EDR, a termination of a participant’s employment by EDR without “cause” or a termination of employment by a participant for “good reason,” all unvested shares of restricted stock will accelerate and be fully vested and delivered to such participant. Unvested shares of restricted stock will also vest in the event of termination of a participant’s employment due to death or disability. A more detailed description of the vesting of shares of restricted stock upon a change in control of EDR or a termination of a participant’s employment by EDR without cause or by a participant for good reason and the definitions of “change of control,” “cause” and “good reason” are provided under the caption “Executive Compensation – Potential Payments upon Termination or Change in Control” below.

The table below shows the number of shares of restricted stock awarded to our NEOs pursuant to the 2010 LTIP:

NEO	Time-Vested Restricted Stock
Randy Churchey	50,000 shares
Randall H. Brown	20,000 shares
J. Drew Koester	5,500 shares
Christine Richards	20,000 shares
Thomas Trubiana	30,000 shares

Performance-Vested Restricted Stock.  The remaining one-half (½) of a participant’s award consists of a grant of restricted stock units, or RSUs, with each RSU representing the right to receive in the future one share of EDR’s common stock. RSUs do not have voting rights, and no dividend payments will accrue or be paid with respect to any RSUs. RSUs granted to a participant are subject to the terms and conditions of such participant’s Restricted Stock Unit Award Agreement, or a 2010 RSU Agreement, and, together with the 2010 LTIP and 2010 RSA Agreement, the 2010 LTIP Documents.

The vesting of RSUs is based upon EDR’s achievement of total stockholder returns, or TSR, in relation to the average TSR of a peer group over the period beginning January 1, 2010 and ending January 1, 2013, or the Performance Period. In determining the peer group for the 2010 LTIP, the Compensation Committee selected, with the concurrence of the Compensation Consultant, competitive public REITs that operate in the collegiate housing and/or multi-family sectors of the REIT industry and that have a similar market capitalization and organizational and operational structure as does EDR. The composition of the peer group is also representative of the overall number and various sizes of the companies that operate in the collegiate housing and/or multi-family sectors of the REIT industry. The goal of this selection process was to find an appropriate peer group that reflects our growth expectations and the REITs who we do and will compete with for executive talent. The peer group selection process focused primarily on public companies due to the lack of reliable data with respect to potentially similar private companies.

The following companies comprised our peer group for the 2010 LTIP:

2010 LTIP Peer Group

American Campus Communities, Inc.	Home Properties, Inc.
Associated Estates Realty Corporation	Mid-America Apartment Communities, Inc.
BRE Properties, Inc.	Post Properties, Inc.
Camden Property Trust	UDR, Inc.
Cousins Properties Inc.

After having determined the peer group, the Compensation Committee then granted RSUs to each participant equal to the number of shares that such participant would earn if “maximum performance” were achieved. The Compensation Committee will determine whether and to what extent the performance goal has been met at the end of the Performance Period, or the Determination Date. RSUs will be converted into shares of common stock based upon EDR’s achievement of the “threshold,” “target” or “maximum” TSR performance goals set forth below on the Determination Date.

Threshold Performance	Target Performance	Maximum Performance
EDR’s TSR is equal to or exceeds (up to 4.9%) average TSR of peer group	EDR’s TSR exceeds (5% – 9.9%) average TSR of peer group	EDR’s TSR exceeds average TSR of peer group by 10% or more

Only the number of RSUs that satisfy the performance goals on the Determination Date will be eligible to vest, or the Eligible Shares, and convert into fully-vested shares of common stock. After the Determination Date, any RSUs that are not converted into Eligible Shares will be forfeited by a participant.

Termination of a participant’s employment prior to the end of the Performance Period will result in the forfeiture of the RSUs by the participant, provided, however, that, if a participant’s employment is terminated prior to the end of the Performance Period as a result of participant’s death or disability, the Compensation Committee will determine the number of RSUs that will convert into Eligible Shares by (i) applying the performance criteria set forth in the 2010 LTIP using the effective date of the disability or the date of death, as applicable, and (ii) multiplying the number of Eligible Shares so determined by 0.3333, 0.6667 or 1.0 if the if the death or disability occurs in 2010, 2011 or 2012, respectively.

If a change of control occurs prior to the end of the Performance Period, the Compensation Committee will determine the number of RSUs that will convert to Eligible Shares by (i) applying the performance criteria set forth in the 2010 LTIP using the effective date of the change of control as the end of the Performance Period, and by proportionately adjusting the performance criteria for such shortened Performance Period, and (ii) multiplying the number of Eligible Shares by 0.3333, 0.6667 or 1 if the change of control occurs in 2010, 2011 or 2012, respectively.

The table below shows the number of RSUs awarded to our NEOs pursuant to the 2010 LTIP:

Performance-Vested RSUs
NEO	Threshold Performance(1)	Target Performance(2)	Maximum Performance(3)
Randy Churchey	25,000 shares	50,000 shares	75,000 shares
Randall H. Brown	10,000 shares	20,000 shares	30,000 shares
J. Drew Koester	2,750 shares	5,500 shares	8,250 shares
Christine Richards	10,000 shares	20,000 shares	30,000 shares
Thomas Trubiana	15,000 shares	30,000 shares	45,000 shares

(1)	50% of Participant’s long-term incentive target x .5.
(2)	50% of Participant’s long-term incentive target.
(3)	50% of Participant’s long-term incentive target x 1.5.

Retirement Plans

We match contributions made by our NEOs to our 401(k) plan up to the maximum amount permitted under the Internal Revenue Code of 1986, as amended, or the Code.

Other Plans, Perquisites and Personal Benefits

Each of our NEOs is eligible to participate in all of EDR’s additional compensatory and benefit plans on the same basis as other employees of EDR. We do not, however, provide our NEOs with any perquisites or personal benefits.

2010 Employment Agreements

During 2010, other than Ms. Richards who was employed by EDR on an at-will basis, the employment of each of our NEOs was governed by an executive employment agreement, or the 2010 employment agreements. Effective as of January 1, 2011, each of our NEOs, other than Mr. Churchey, entered into new executive employment agreements which are substantially similar to the 2010 employment agreements, or the 2011 employment agreements. A more detailed discussion of the 2011 employment agreements is provided under “Compensation Discussion and Analysis – 2011 Compensation Actions – Employment Agreements” below.

Except for Mr. Churchey’s employment agreement which has a rolling-three year term and which currently remains in effect, the 2010 employment agreements provided for a three-year term which automatically renewed for additional one-year periods unless either party terminated the agreement by providing prior written notice to the other party not later than 60 days prior to the expiration thereof. Additionally, the 2010 employment agreements provide or provided for (i) an annual base salary to be adjusted annually at the discretion of the Compensation Committee; (ii) eligibility for annual incentive compensation under the Annual Incentive Plan although, for 2010, Mr. Churchey was guaranteed to receive a minimum bonus of $200,000 under the Annual Incentive Plan; and (iii) participation in other compensatory and benefit plans of EDR which were available to all employees.

The 2010 employment agreements also permit or permitted us to terminate the NEO’s employment for or without “cause.” In addition, either prior to or after a “change of control” of EDR, each NEO has or had the right under his 2010 employment agreement to resign for “good reason.” The benefits that could have been received by each NEO upon termination of his employment and the definitions of “change of control,” “cause” and “good reason” are described in more detail under the caption “Potential Payments Upon Termination or Change in Control” below.

Each of the 2010 employment agreements further provides or provided that the NEO agreed not to compete with us, individually or on behalf of any person or entity engaged in the business of owning and managing off-campus collegiate housing communities, providing third-party management services for collegiate housing communities and providing third-party development consulting services for collegiate housing communities. Each NEO also agrees or agreed that he would not solicit, directly or indirectly, any of our customers for the purpose of providing any goods or services in competition with us and would not solicit, recruit or induce, directly or indirectly, any of our employees to terminate their relationship with us or work for any other person or entity competitive with us. Each NEO also agrees or agreed not to use or disclose any of our trade secrets for so long as the information constitutes a trade secret and not to use or disclose any of our confidential information.

Elements of Post-Termination Compensation

Under certain circumstances, the 2010 employment agreements, the 2010 LTIP Documents and certain incentive compensation awards, provide or provided for benefits upon termination of an NEO’s employment with or a change of control in EDR. A detailed discussion of post-termination payments in the 2010 employment agreements, the 2010 LTIP Documents and the incentive compensation awards is provided under “Executive Compensation – Potential Payments upon Termination or Change in Control” below.

Analysis of Risk in Compensation Program

The structure of EDR’s compensation program is designed to discourage our NEOs from engaging in unnecessary and excessive risk taking. The attention of our NEOs is to be focused on financial and operating results in the near term and the creation of stockholder value over the long term. Our Compensation Committee and Board of Directors considered the current risk profile of EDR’s compensation program and noted numerous ways in which risk is effectively managed or mitigated, including the balanced mix of the elements that comprise our NEO compensation packages, the use of varied performance metrics in our Annual Incentive Plan, 2010 LTIP and 2011 LTIP and the ability of the Compensation Committee to employ discretion when awarding annual and long-term incentive compensation. Accordingly, we believe that EDR’s compensation program (i) promotes behavior that is focused the achievement of financial and operating metrics and supports sustainable value creation for our stockholders and (ii) is not reasonably likely to have a material adverse effect on EDR.

Impact of Regulatory Requirements

Deductibility of Executive Compensation

Section 162(m) of the Code imposes an annual limit of $1,000,000 on the tax deduction that is available to public companies for compensation paid to each of the Chief Executive Officer and the other three most highly compensated executive officers, other than the Chief Financial Officer, unless the compensation is performance-based. Compensation paid to these executive officers in excess of $1,000,000 that is not performance-based cannot be claimed by a public company as a tax deduction. Our Compensation Committee believes that it is appropriate to consider the $1,000,000 limit on the deductibility of NEO compensation and to generally seek to qualify our incentive compensation awards as performance-based compensation which is excluded from the $1,000,000 limit. None of our NEOs received compensation in 2010 that would exceed the $1,000,000 limit on deductibility. Our Compensation Committee has not determined whether it will approve any compensation arrangements that will cause the $1,000,000 limit to be exceeded in the future.

Accounting for Stock-Based Compensation

EDR accounts for stock-based compensation in accordance with Financial Accounting Standards Board, or FASB, ASC Topic 718, Compensation – Stock Compensation.

2011 Compensation Actions

NEO Annual Base Salaries and Annual Incentive Bonus Compensation

In setting compensation packages for 2011, effective as of January 1, 2011, the Compensation Committee approved salary increases and set base salaries for Messrs. Churchey, Brown, Koester and Trubiana and Ms. Richards in the respective amounts of $416,000, $260,000, $145,000, $235,000 and $165,000. In addition, the Compensation Committee determined that the annual incentive compensation opportunities for Messrs. Churchey, Brown, Koester and Trubiana and Ms. Richards would be based upon EDR’s 2011 budgeted Core FFO target and the achievement of certain individual performance goals for 2011.

2011 Long-Term Equity Incentive Compensation

Effective January 1, 2011, upon adoption by the Compensation Committee, EDR implemented the 2011 LTIP and awarded time-vested shares of restricted stock and performance-vested RSUs to select participants including our NEOs and other key employees. The time-vested shares of restricted stock and performance-vested RSUs awarded to a participant are governed by the terms and conditions of such participant’s Restricted Stock Award Agreement, or a 2011 RSA Agreement, and Restricted Stock Unit Award Agreement, or a 2011 RSU Agreement, and together with the 2011 LTIP and 2011 RSA Agreement, the 2011 LTIP Documents. The 2011 LTIP Documents are in addition to, and do not amend or supersede, the 2010 LTIP Documents, the terms of which are described in more detail under the caption “Compensation Discussion and Analysis – Elements of EDR’s Compensation Program – 2010 Long-Term Equity Incentive Compensation” above.

The terms of the 2011 LTIP Documents are substantially similar to the terms of the 2010 LTIP Documents and do not materially amend the terms of the 2010 LTIP Documents, except as follows:

•	The 2011 LTIP and 2011 RSA Agreements provide that shares of restricted common stock will vest in three equal annual installments on January 1, 2012, 2013 and 2014 as long as the participant is an employee of EDR on the vesting date;
•	The 2011 LTIP and 2011 RSU Agreements provide that the vesting of RSUs will be determined based upon a performance period beginning January 1, 2011 and ending January 1, 2014;
•	The 2011 LTIP updates the peer group to include Campus Crest Communities, Inc.; and
•	The 2011 LTIP Documents supplement and/or amend certain provisions to ensure their compliance with the requirements of, and Treasury Regulations promulgated under, Section 409A and/or Section 162(m) of the Code.

The table below shows the number of shares of restricted stock awarded to our NEOs pursuant to the 2011 LTIP:

NEO	Time-Vested Restricted Stock
Randy Churchey	50,000 shares
Randall H. Brown	15,000 shares
J. Drew Koester	3,500 shares
Christine Richards	20,000 shares
Thomas Trubiana	35,000 shares

The table below shows the number of RSUs awarded to our NEOs pursuant to the 2011 LTIP:

Performance-Vested RSUs
Participant	Threshold Performance(1)	Target Performance(2)	Maximum Performance(3)
Randy Churchey	25,000 shares	50,000 shares	75,000 shares
Randall H. Brown	7,500 shares	15,000 shares	22,500 shares
J. Drew Koester	1,750 shares	3,500 shares	5,250 shares
Christine Richards	10,000 shares	20,000 shares	30,000 shares
Thomas Trubiana	17,500 shares	35,000 shares	52,500 shares

(1)	50% of Participant’s long-term incentive target x .5.
(2)	50% of Participant’s long-term incentive target.
(3)	50% of Participant’s long-term incentive target x 1.5.

Employment Agreements

Effective January 1, 2011, EDR and each of Messrs. Brown, Koester and Trubiana entered into the 2011 employment agreements which replace the 2010 employment agreements. In addition, effective January 1, 2011, EDR and Ms. Richards entered into a 2011 employment agreement based upon the 2011 form of executive employment agreement for each of Messrs. Brown, Trubiana and Koester. The terms of the 2011 executive employment agreements for Messrs. Brown, Koester and Trubiana and Ms. Richards are substantially similar to the terms of the 2010 executive employment agreements of Messrs. Brown, Koester and Trubiana. A more detailed description of the 2010 executive employment agreements is provided under the caption “Compensation Discussion and Analysis – Executive Employment Agreements” above. The 2011 executive employment agreements do not materially amend the terms of the 2010 employment agreements, except as follows:

•	The 2011 employment agreements will expire and will not automatically renew for one year periods upon the third anniversary of the effective date of such agreements;
•	The 2011 employment agreements amend certain of EDR’s obligations arising after a termination of the NEO’s employment or a change of control in EDR, including, but not limited to, the requirements that (i) EDR make certain payments only after the expiration of a severance delay period and (ii) EDR pay a transition lump sum severance payment of $10,000;
•	The 2011 employment agreements provide that any compensation paid to an NEO, including, but not limited to, equity compensation, may be subject to forfeiture or repayment to EDR in accordance with Section 409A of the Code, and/or any clawback policy of EDR; and
•	The 2011 employment agreements supplement and/or amend certain provisions to ensure their compliance with the requirements of, and the Treasury Regulations promulgated under, Section 409A of the Code.

Equity Ownership Guidelines

In March 2011, the Compensation Committee adopted the Education Realty Trust, Inc. Equity Ownership Guidelines, or the Guidelines, which are applicable to our Chief Executive Officer and our non-employee directors. The Compensation Committee believes that our Chief Executive Officer and our non-employee directors should acquire and maintain a material equity position in EDR to promote (i) the further alignment of the interests of such individuals and EDR’s stockholders, (ii) the creation of value for EDR’s stockholders and (iii) the accountability of such individuals for the performance of EDR. Specifically, the Guidelines require that, within five years from the later of January 1, 2011 or the date on which our Chief Executive Officer was appointed and our non-employee directors were elected, such individuals must satisfy the following ownership requirements:

•	Chief Executive Officer: 250,000 shares of common stock; and
•	Non-Employee Directors: 15,000 shares of common stock.

The requirement for the Chief Executive Officer equates to approximately five times (5x) the 2010 annual base salary of Mr. Churchey, and the requirement for the non-employee directors equates to three times (3x) the 2010 annual grant of shares of common stock to our non-employee directors. For purposes of the Guidelines, vested and unvested equity awards that are subject only to time-based vesting restrictions and that have been granted pursuant to the various equity incentive compensation plans of EDR will count toward the satisfaction of an individual’s ownership requirement. The Compensation Committee will administer the Guidelines and will annually review each individual’s progress toward achieving his or her requirement under the Guidelines.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following non-employee directors are the current members of the Compensation Committee of the Board of Directors: Messrs. Barrow, Cahill and Silver and Dr. Ford. During 2010, none of EDR’s executive officers served as a director or member of the Compensation Committee of any other entity whose executive officers served on EDR’s Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this Proxy Statement and recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and EDR’s Annual Report.

Submitted by the Compensation Committee of the Board of Directors:
William J. Cahill, III (Chairman) Monte J. Barrow John L. Ford Howard A. Silver

EXECUTIVE COMPENSATION

2010 Summary Compensation

The following table sets forth certain summary information for the years 2010, 2009 and 2008 with respect to the compensation awarded to and earned by our NEOs.

Summary Compensation Table for 2010

NEO and Principal Position	Year	Salary	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Randy Churchey(1) President and Chief Executive Officer	2010	$400,000	$268,747	$384,000	$24,750	$1,077,497
Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2010	$258,060	$83,860	$247,738	$8,788	$598,446
	2009	$253,000	$134,320	$219,604	$14,405	$621,329
	2008	$253,000	$134,320	$201,135	$39,360	$627,815

J. Drew Koester(1) Vice President, Assistant Secretary and Chief Accounting Officer	2010	$143,820	$22,781	$71,550	$5,921	$244,072
Christine Richards(1) Senior Vice President of Property Operations	2010	$150,000	$72,667	$76,500	$5,813	$304,980
Thomas Trubiana Executive Vice President and Chief Investment Officer	2010	$225,000	$133,557	$229,500	$6,600	$594,657
	2009	$190,000	$48,360	$164,920	$11,516	$414,796
	2008	$190,000	$91,720	$161,500	$24,530	$467,750

(1)	Messrs. Churchey and Koester and Ms. Richards were initially determined to be NEOs for the fiscal year ended December 31, 2010.
(2)	The amounts listed in this column reflect the dollar amount recognized for financial reporting purposes, in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Such amounts include the current vesting of awards granted in and prior to 2010. Assumptions used in the calculation of these amounts are set forth in Note 9 – “Incentive Plans” to our consolidated audited financial statements for the fiscal year ended December 31, 2010 which are included in our Annual Report which was filed with the SEC on March 9, 2011. These amounts reflect EDR’s accounting expense for such awards and do not represent the actual value that may be realized by the NEOs. The value of each of the awards granted to our NEOs in 2010 is listed in the table captioned “Grants of Plan-Based Awards for 2010” below, and the value of any such awards that vested during 2010 is listed in the table captioned “Option Exercises and Shares Vested for 2010” below.
(3)	The amounts listed in this column for 2010 reflect the dollar amount paid to our NEOs pursuant to the Annual Incentive Plan. For more information regarding payments made to our NEOs under the Annual Incentive Plan, see the discussion and table under the caption “Compensation Discussion and Analysis – Elements of In-Service Compensation – 2010 Annual Incentive Compensation” above.
(4)	The amounts listed in this column reflect, for each NEO, the sum of (i) the amounts contributed by EDR to our 401(k) Retirement Savings Plan; (ii) the dollar value of dividends on unvested restricted shares of common stock; and (iii) the dollar value of dividends on profits interest units, or PIUs.

Listed in the table below are the dollar values of the amounts reported in this column for 2010.

NEO	Company Match in 401(k) Plan	Dividends on Unvested Restricted Shares	Dividends on PIUs(1)
Randy Churchey	$2,750	$22,000	—
Randall H. Brown	$2,388	$3,400	$3,000
J. Drew Koester	$2,996	$925	$2,000
Christine Richards	$2,563	$3,000	$250
Thomas Trubiana	—	$4,600	$2,000

(1)	EDR ceased paying dividends on PIUs in June 2010 as a result of the purchase and redemption of all of the then outstanding PIUs. A more detailed discussion of the purchase and redemption of the PIUs is provided under the caption “Narrative to Summary Compensation Table for 2010 and Grants of Plan-Based Awards Table For 2010 – PIUs” below.

2010 Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to our NEOs in 2010.

Grants of Plan-Based Awards Table for 2010

NEO	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock		Grant Date Fair Value of Stock Awards(3)
			Threshold	Target	Maximum	Threshold	Target	Maximum
Randy Churchey			$220,000	$400,000	$500,000
	03/11/10	04/13/10							50,000	(4)	$95,500
	03/11/10	04/13/10				25,000	50,000	75,000			$86,167
	01/12/10	01/12/10							50,000	(5)	$52,700
	04/13/10	04/13/10							30,000	(6)	$34,380
Randall H. Brown			$141,933	$258,060	$322,575
	03/11/10	04/13/10							20,000	(4)	$38,200
	03/11/10	04/13/10				10,000	20,000	30,000			$34,467
J. Drew Koester			$39,551	$71,910	$89,888
	03/11/10	04/13/10							5,500	(4)	$10,505
	03/11/10	04/13/10				2,750	5,500	8,250			$9,478
Christine Richards			$41,250	$75,000	$93,750
	03/11/10	04/13/10							20,000	(4)	$38,200
	03/11/10	04/13/10				10,000	20,000	30,000			$34,467
Thomas Trubiana			$123,750	$225,000	$281,250
	03/11/10	04/13/10							30,000	(4)	$57,300
	03/11/10	04/13/10				15,000	30,000	45,000			$51,700
	02/17/10	02/17/10							4,000	(7)	$21,760

(1)	Represents the threshold, target and maximum payouts to the NEOs pursuant to EDR’s Annual Incentive Plan. NEOs qualify for the (i) threshold amount if EDR meets 80% of its budget for core funds from operations and individual NEOs meet 60% of their performance goals; (ii) target amount if EDR meets 100% of its budget for Core FFO and individual NEOs meet 100% of their performance goals; and (iii) maximum amount if EDR meets 120% of its budget for Core FFO and individual NEOs meet 100% of their performance goals. See “Elements of In-Service Compensation – 2010 Annual Incentive Compensation” above.

(2)	Represents the threshold, target and maximum shares of common stock underlying RSUs granted to the NEOs pursuant to the 2010 LTIP. The vesting of such RSUs is based upon EDR’s achievement of total stockholder returns in relation to the average total stockholder return of a peer group of REITs over the period beginning January 1, 2010 to January 1, 2013. See “Elements of In-Service Compensation – 2010 Long-Term Incentive Compensation” above.
(3)	This column shows the grant date fair value of the shares of restricted stock and RSUs recognized in 2010 in accordance with FASB ASC Topic 718 but, as prescribed by the rules of the SEC, excludes any forfeiture assumptions related to service-based vesting conditions.
(4)	Represents the number of shares of restricted common stock granted to the NEOs pursuant to EDR’s 2010 LTIP. The shares of restricted stock vest ratably over a period of three years on each anniversary date of the grant date as long as the respective NEO is employed by EDR on such vesting date. See “Elements of In-Service Compensation – 2010 Long-Term Incentive Compensation” above.
(5)	Represents 50,000 shares of restricted common stock which were granted outside of the 2004 Plan as an inducement material to Mr. Churchey’s employment with EDR in accordance with Section 303A.08 of the NYSE Listed Company Manual and which vest ratably over a period of five years on the anniversary dates of the grant date as long as Mr. Churchey is employed by EDR on each such vesting date.
(6)	Represents 30,000 shares of restricted common stock which were granted pursuant to the 2004 Plan and which vest ratably over a period of five years on December 31, 2010, 2011, 2012, 2013 and 2014 as long as Mr. Churchey is employed by EDR on each such vesting date.
(7)	Represents 4,000 shares of common stock which were granted pursuant to Mr. Trubiana’s former employment agreement.

Narrative to Summary Compensation Table for 2010 and Grants of Plan-Based Awards Table For 2010

The following discussion is intended to be read as a supplement to (i) the “Summary Compensation Table for 2010” and the “Grants of Plan-Based Awards Table for 2010” as well as the footnotes to such tables and (ii) the disclosure under the caption “Compensation Discussion and Analysis” above. Accordingly, the following discussion should be read in conjunction with such other disclosures.

Employment Agreements

During 2010, the employment of each of our NEOs other than Ms. Richards was governed by an executive employment agreement. We have summarized the material terms of these executive employment agreements under the caption “Compensation Discussion and Analysis – Employment Agreements” above and “Executive Compensation – Potential Payments Upon Termination or Change in Control” below.

Equity Awards

The 2004 Plan was adopted by our Board of Directors effective as of January 31, 2005, and the performance measures used for performance-based awards under the 2004 Plan were approved by our sole stockholder prior to our initial public offering and reapproved by our stockholders in 2009. The 2004 Plan provides for the grant of stock options, restricted stock units, restricted stock, stock appreciation rights, other stock-based incentive awards and PIUs to our employees, directors and other key persons providing services to us and our subsidiaries. The 2004 Plan initially reserved 800,000 shares of our common stock for issuance pursuant to the 2004 Plan, which amount may be increased annually on January 1 of each year so that the total number of shares reserved under the 2004 Plan is equal to 4% of the aggregate number of shares outstanding on the last day of the preceding fiscal year, provided that such annual increase generally may not exceed 80,000 shares. The number of shares reserved under the 2004 Plan is also subject to any adjustments for changes in our capital structure, including share splits, dividends and recapitalizations. As of December 31, 2010, there were 648,000 shares available for issuance under the 2004 Plan. EDR intends that the incentive awards issued under the 2004 Plan will all be considered performance-based and therefore fully tax-deductible by EDR without regard to the limitation on deductibility imposed by Section 162(m). Pursuant to Proposal 3 (approval of Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan), the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan will replace the 2004 Plan in its entirety if approved by our stockholders at the Annual Meeting.

Shares of Restricted Stock.  Under their former employment agreements, Messrs. Brown and Trubiana were granted 40,000 and 10,000 shares, respectively, of restricted stock that vested ratably over five years on the anniversary dates of the grant date, and Mr. Trubiana was eligible to receive an annual award of 4,000 shares of common stock upon the satisfaction of certain minimal individual performance criteria which were to be established by our Chief Executive Officer and which were to be approved by the Board of Directors. Similarly, Mr. Koester was also granted 10,000 shares of restricted stock that vested ratably over five years on the anniversary dates of the grant date. As of January 31, 2010, all of the shares of restricted stock granted to Messrs. Brown, Koester and Trubiana had vested, and, as of February 17, 2010, EDR had issued all five annual awards of 4,000 shares of common stock that Mr. Trubiana was eligible to receive.

On April 13, 2010, in respect of the financial and operating performance of EDR to date, the Compensation Committee granted to Mr. Churchey 30,000 shares of restricted common stock which vest ratably over a period of five years on December 31, 2010, 2011, 2012, 2013 and 2014 as long as Mr. Churchey is employed by EDR on each such vesting date. These shares of restricted common stock were granted pursuant and subject to the 2004 Plan. Unvested shares of restricted stock granted pursuant to this award shall accelerate and be fully vested and delivered to Mr. Churchey upon the occurrence of any of the following: (i) Mr. Churchey’s death or disability, (ii) the involuntary termination of Mr. Churchey’s employment by EDR without cause; or (iii) the voluntary termination of Mr. Churchey’s employment with EDR for good reason. See “Executive Compensation – Potential Payments upon Termination or Change in Control” below.

2010 LTIP Awards.  For information regarding the terms of the shares of restricted stock and the RSUs granted to our NEOs under the 2010 LTIP, see “Compensation Discussion and Analysis – 2010 Long-Term Incentive Compensation” above.

Inducement Award

On January 12, 2010, in connection with his appointment as our President and Chief Executive Officer and election to the Board of Directors, the Compensation Committee granted Mr. Churchey a Restricted Share Award of 50,000 shares of restricted common stock which vest ratably over a period of five years on each anniversary date of the grant date as long as Mr. Churchey is employed by EDR on each such vesting date. The shares of restricted common stock were granted outside of the 2004 Plan as an inducement material to Mr. Churchey’s employment with EDR in accordance with Section 303A.08 of the NYSE Listed Company Manual. Unvested shares of restricted stock granted pursuant to this award shall accelerate and be fully vested and delivered to Mr. Churchey upon the occurrence of any of the following: (i) Mr. Churchey’s death or disability, (ii) the involuntary termination of Mr. Churchey’s employment by EDR without cause; or (iii) the voluntary termination of Mr. Churchey’s employment with EDR for good reason. See “Executive Compensation – Potential Payments upon Termination or Change in Control” below.

PIUs

PIUs were membership units in Education Realty Limited Partner, LLC, or the PIU Unitholder, was a limited liability company that was controlled by us and that held a special class of partnership interests in Education Realty Operating Partnership, LP, our Operating Partnership. Each PIU awarded was deemed to be the equivalent of an award of one share of common stock under the 2004 Plan, thereby reducing availability for other equity awards on a one-for-one basis. PIUs generally did not have full parity with common units of our Operating Partnership with respect to liquidating distributions but did receive the same quarterly per unit distributions as one common unit of our Operating Partnership. This treatment of quarterly distributions was similar to the treatment of restricted stock awards and restricted stock units.

On June 3, 2010, we purchased and redeemed all of the outstanding PIUs held by the PIU Unitholder, or the PIU Transaction. Pursuant to the terms of the PIU Transaction, we purchased and redeemed from the PIU Unitholder 192,500 PIUs, which represented all of the outstanding PIUs, at a purchase price of $2.50 per unit, or $481,250 in the aggregate, payable as follows: (i) $314,063 of shares of the our common stock based upon the closing price of such shares on the NYSE on June 2, 2010 and (ii) $167,187 in cash, or, collectively, the Purchase Price. As part of the consummation of the PIU Transaction and payment of the Purchase Price, we approved and adopted a plan of dissolution and liquidation of the PIU Unitholder and filed a certificate of dissolution with the Delaware Secretary of State.

Certain of the NEOs received the following items of value in connection with the PIU Transaction and dissolution of the PIU Unitholder.

NEO	Number of Shares	Cash
Randall H. Brown	9,102	$18,750
J. Drew Koester	6,068	$12,500
Christine Richards	758	$1,563
Thomas Trubiana	6,068	$12,500

Because the PIU Transaction involved the purchase and redemption of PIUs for an equivalent amount of shares of common stock and cash on a fair market value basis, aside from EDR’s cessation of payment of dividends on the PIUs in June 2010, the PIU Transaction had no impact on the amounts reported in either of the Summary Compensation Table for 2010 or the Grants of Plan-Based Awards Table for 2010.

Compensation Mix

As discussed in more detail in the section of this Proxy Statement entitled “Compensation Discussion and Analysis – Elements of EDR’s Compensation Program” above, in 2010, EDR’s compensation program was comprised of the following three elements: (i) base salary, (ii) annual incentive compensation and (iii) long-term equity incentive compensation. Although it does not allocate a fixed percentage of the NEO compensation packages to each of these elements, the Compensation Committee does seek to achieve an appropriate balance among these elements to incentivize our NEOs to focus on financial and operating results in the near term and the creation of stockholder value over the long term.

In 2010, salaries comprised 37%, 43%, 59%, 38% and 49% of total compensation for Messrs. Churchey, Brown, Koester and Trubiana and Ms. Richards, respectively. The annual base salary of each NEO is to be determined annually at the discretion of the Compensation Committee. Moreover, in 2010, annual incentive compensation comprised 36%, 41%, 29%, 39% and 25% of total compensation for Messrs. Churchey, Brown, Koester and Trubiana and Ms. Richards, respectively. The actual award amounts are determined in accordance with the Annual Incentive Plan which is described in more detail under the caption “Elements of In-Service Compensation – 2010 Annual Incentive Compensation” above.

2010 Outstanding Equity Awards at Fiscal Year End

The following table summarizes the number of outstanding equity awards held by each of our NEOs as of December 31, 2010.

2010 Outstanding Equity Awards at Fiscal Year End

		Stock Awards
NEO	Grant Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
Randy Churchey	03/11/10	50,000	(2)	$388,500	—	—
	03/11/10	—		—	25,000 (3)	$194,250
	1/12/10	50,000 (4)		$388,500	—	—
	03/11/10	30,000 (5)		$233,100	—	—
Randall H. Brown	03/11/10	20,000 (2)		$155,400	—	—
	03/11/10	—		—	10,000	$77,700
J. Drew Koester	03/11/10	5,500 (2)		$42,735	—	—
	03/11/10	—		—	2,750	$21,367
Christine Richards	03/11/10	20,000 (2)		$155,400	—	—
	03/11/10	—		—	10,000	$77,700
Thomas Trubiana	03/11/10	30,000 (2)		$233,100	—	—
	03/11/10	—		—	15,000	$116,550

(1)	Based upon EDR’s closing market price on December 31, 2010 of $7.77.
(2)	Represents shares of restricted stock granted to the respective NEO pursuant to the 2010 LTIP which vest ratably over a period of three years on the anniversary dates of the grant date as long as the NEO is employed by EDR on each such vesting date.
(3)	Represents the threshold number of shares of common stock underlying RSUs granted to the repsective NEO pursuant to the 2010 LTIP which will vest, if at all, on January 1, 2013.
(4)	Represents 50,000 shares of restricted common stock which were granted outside of the 2004 Plan as an inducement material to Mr. Churchey’s employment with EDR in accordance with Section 303A.08 of the NYSE Listed Company Manual and which vest ratably over a period of five years on the anniversary dates of the grant date as long as Mr. Churchey is employed by EDR on each such vesting date.
(5)	Represents 30,000 shares of restricted common stock which were granted pursuant to the 2004 Plan and which vest ratably over a period of five years on December 31, 2010, 2011, 2012, 2013 and 2014 as long as Mr. Churchey is employed by EDR on each such vesting date.

2010 Option Exercise and Stock Vested

The following table summarizes the number of shares of common stock and the value of those shares that vested in 2010 that were awarded to our NEOs.

2010 Option Exercise and Stock Vested

	Stock Awards
NEO	Number of Shares Acquired upon Vesting	Value Realized upon Vesting
Randy Churchey	—	—
Randall H. Brown	8,000	$43,920	(1)
J. Drew Koester	2,000	10,890	(1)
Christine Richards	—	—
Thomas Trubiana	2,000	$11,120	(2)
	4,000	$21,760	(3)

(1)	Based upon EDR’s closing market price on February 1, 2010 of $5.49.
(2)	Based upon EDR’s closing market price on February 22, 2010 of $5.56.
(3)	Based upon EDR’s closing market price on February 17, 2010 of $5.44.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As described in more detail under the caption “Compensation Discussion and Analysis – Employment Agreements” above, during 2010, the employment of each of our NEOs other than Ms. Richards was governed by a 2010 employment agreement. The 2010 employment agreements contain or contained certain definitions and provisions which permitted us to terminate the NEO’s employment for or without “cause” which is generally defined to mean that the NEO had:

•	continually failed to substantially perform, or been grossly negligent in the discharge of, his or her duties to EDR (in any case, other than by reason of a disability, physical or mental illness or analogous condition);
•	been convicted of or pled nolo contendere to a felony or a misdemeanor with respect to which fraud or dishonesty is a material element; or
•	materially breached any material EDR policy or agreement with EDR.

In addition, either prior to or after a “change of control” of EDR, each NEO has or had the right under his 2010 employment agreement to resign for “good reason” which is generally defined to include the following circumstances: (i) the NEO experienced a reduction in the NEO’s title, duties or responsibilities; (ii) the NEO experienced a reduction of 10% or more in the NEO’s annual base salary; (iii) the NEO experienced a reduction of 10% or more in the target amount of the NEO’s annual incentive compensation; or (iv) the NEO’s principal place of employment was relocated to a location more than fifty (50) miles from the NEO’s principal place of employment, except for required travel for EDR’s business to an extent substantially consistent with the NEO’s historical business travel obligations. In general terms, a “change of control” occured under the following circumstances: (i) certain changes in the composition of the directors serving on EDR’s Board of Directors; (ii) consummation of a merger or consolidation of EDR in which EDR’s securities represent less than 50% of the combined voting power of the surviving entity after the merger or consolidation; (iii) stockholder approval of a plan of complete liquidation or winding-up of EDR; or (iv) any transaction or series of transactions that the Board of Directors deemed to constitute a change of control of EDR.

Each 2010 employment agreement provides or provided that, if the respective NEO’s employment was terminated by us without cause or by the NEO for good reason prior to a change of control, the NEO would be entitled to receive the following: (i) with respect to Mr. Churchey, a separation payment equal to the sum of three times Mr. Churchey’s (A) then current base salary and (B) annual bonus, with such separation payment being payable over a period of thirty-six months, (ii) with respect to Mr. Brown, annual base salary for the greater of one year or the remaining term of his employment agreement minus twelve months and (iii) with respect to Messrs. Koester and Trubiana, annual base salary for one year. In addition, each NEO will receive all (i) accrued but unpaid salary, bonus and vacation through the termination date; (ii) approved, but unreimbursed, business expenses, provided that a request for reimbursement is submitted in accordance with EDR’s policies and within five business days of the executive’s termination date; and (iii) premiums for COBRA continuation coverage for the executive and eligible dependents for a period of up to 18 months for Messrs. Churchey and Brown and for 12 months for Messrs. Koester and Trubiana.

Each 2010 employment agreement further provides or provided that, if the NEO’s employment was terminated by us without cause or by the executive for good reason within 12 months after a change of control, then the NEO would be entitled to receive the following: (i) with respect to Mr. Churchey, a separation payment equal to two point ninety-nine times the sum of (A) Mr. Churchey’s then current base salary, and (B) average bonus, to be paid on the sixtieth day following the termination date, (ii) with respect to Messrs. Brown and Trubiana, two times the sum of (a) the executive’s then current base salary and (b) the executive’s average bonus for the two years prior to the change of control and (iii) with respect to Mr. Koester, his then current base salary. In addition, the NEOs would be entitled to receive all (i) accrued but unpaid salary and bonus through the termination date; (ii) approved, but unreimbursed, business expenses provided that a request for reimbursement is submitted in accordance with EDR’s policies and within five business days of the executive’s termination date; and (iii) premiums for COBRA continuation coverage for the executive and eligible dependents for a period of up to 18 months for Messrs. Churchey, Brown and Trubiana and for 12 months for Mr. Koester.

In addition to the above payments, the 2010 employment agreements provided that, upon a change of control, all unvested equity-based awards granted to the NEOs would immediately, and without any action by the Board of Directors or any committee thereof, vest and become exercisable and unrestricted. Mr. Trubiana’s 2010 employment agreement also provided that, if a change of control in EDR occured, any of the remaining annual awards of 4,000 shares of common stock which Mr. Trubiana was eligible to receive that had not yet been granted would immediately, without any action by the Board of Directors or any committee thereof, be granted.

In the event that an NEO’s employment was terminated by death or disability, pursuant to the 2010 employment agreements, EDR would pay the NEO or the beneficiaries of his estate the following: (i) all accrued but unpaid salary; (ii) all accrued but unpaid bonuses prorated to the date of the NEO’s death or disability; (iii) all approved, but unreimbursed, business expenses, provided that a request for reimbursement is submitted in accordance with EDR’s policies and within five business days of the NEO’s termination date; and (iv) all premiums for COBRA continuation coverage for the executive and eligible dependents for a period of up to 18 months for Messrs. Churchey and Brown and for 12 months for Messrs. Koester and Trubiana.

A more detailed description of the vesting of shares of restricted stock issued pursuant to the 2010 LTIP upon a change in control of EDR or a termination of an NEO’s employment by EDR without cause or by a participant for good reason is provided under the caption “Compensation Discussion and Analysis – 2010 Long-Term Equity Incentive Compensation” above. A more detailed description of the vesting of shares of restricted stock issued to Mr. Churchey pursuant to his restricted stock award and his inducement award is provided under the captions “Executive Compensation – Narrative to Summary Compensation Table for 2010 and Grants of Plan-Based Awards Table For 2010 – Equity Awards” and “Executive Compensation – Narrative to Summary Compensation Table for 2010 and Grants of Plan-Based Awards Table For 2010 – Inducement Awards” above.

In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable:

•	The date of termination is December 31, 2010;
•	NEOs are entitled to the termination benefits provided for in the 2010 employment agreements;

•	The annual base salary at the time of termination is equal to the annual base salaries effective as of December 31, 2010;
•	Four weeks of vacation are unused, accrued and unpaid;
•	There is no unpaid bonus for the prior year;
•	There is no accrued and unpaid salary;
•	There is no unpaid reimbursement for expenses incurred prior to the date of termination;
•	The value of unvested shares which could vest upon a change in control under the 2004 Plan and the 2010 LTIP are based upon EDR’s closing market price at December 31, 2010 of $7.77; and
•	Our cost for continued medical, prescription and dental benefits is constant over the benefit period.

NEO	Benefit	Before Change in Control Termination w/o Cause or for Good Reason	After Change in Control Termination w/o Cause or for Good Reason	Voluntary Termination	Death	Disability
Randy Churchey	Severance Payment	$1,200,000	$1,196,000	—	—	—
	Bonus Payment	$1,152,000	$1,148,160	—	—	—
	Health Care Benefits Continuation	$19,952	$19,952	—	$19,952	$19,952
	Vacation	$30,769	—	—	—	—
	Vesting of Stock Awards	$1,010,100	$1,010,100	—	$1,010,100	$1,010,100
Randall H. Brown(1)	Severance Payment	$258,060	$516,120	—	—	—
	Bonus Payment	—	$467,342	—	—	—
	Health Care Benefits Continuation	$19,952	$19,952	—	$19,952	$19,952
	Vacation	$19,851	—	—	—	—
	Vesting of Stock Awards	$155,400	$155,400	—	$155,400	$155,400
J. Drew Koester	Severance Payment	$143,820	$143,820	—	—	—
	Bonus Payment	—	—	—	—	—
	Health Care Benefits Continuation	$11,140	$11,140	—	$11,140	$11,140
	Vacation	$11,063	—	—	—	—
	Vesting of Stock Awards	$42,735	$42,735	—	$42,735	$42,735
Christine Richards(2)	Severance Payment	—	—	—	—	—
	Bonus Payment	—	—	—	—	—
	Health Care Benefits Continuation	—	—	—	—	—
	Vacation	—	—	—	—	—
	Vesting of Stock Awards	155,400	155,400	—	155,400	155,400
Thomas Trubiana	Severance Payment	$225,000	$450,000	—	—	—
	Bonus Payment	—	$394,420	—	—	—
	Health Care Benefits Continuation	$13,301	$19,952	—	$13,301	$13,301
	Vacation	$17,308	—	—	—	—
	Vesting of Stock Awards	$233,100	$233,100	—	$233,100	$233,100

(1)	In connection with the execution of the new employment agreements by the NEOs, the new executive employment agreement of Mr. Brown has been modified to provide that, in connection with a termination of his employment by us without Cause or by Mr. Brown for Good Reason prior to a Change of Control, Mr. Brown shall be entitled to receive a separation payment equal to his annual base salary for one year.
(2)	During 2010, Ms. Richards did not have an executive employment agreement, and, consequently, was employed by EDR on an at-will basis. As described in more detail under the caption “Compensation Discussion and Analysis – Employment Agreements” above, effective as of January 1, 2011, Ms. Richards entered into an executive employment agreement that was substantially similar, including those provisions relating to payments upon termination or a Change of Control, to the prior executive employment agreements and to the new executive employments entered into by Messrs. Brown, Koester and Trubiana. The

2010 DIRECTOR COMPENSATION

For fiscal year 2010, each non-employee member of the Board of Directors was paid a $24,000 annual retainer fee. Each non-employee director also received $2,000 for each meeting of the Board of Directors that the director attended in person and $1,000 for each meeting of the Board of Directors attended via teleconference. Additionally, each non-employee member of a committee of the Board of Directors received $1,250 for each committee meeting attended and $625 for each committee meeting attended via teleconference. The Chairman of the Board of Directors received $10,000 for each Board of Directors meeting attended, and the Chairmen of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committees received $6,000, $2,000 and $2,000, respectively for each committee meeting attended. The Nominating and Corporate Governance Committee also granted $32,700 of shares of common stock to each non-employee director for 2010.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Paul O. Bower	$44,125	$32,700	$76,825
Monte J. Barrow	$51,500	$32,700	$84,200
William J. Cahill	$49,375	$32,700	$82,075
John L. Ford	$46,625	$32,700	$79,325
Howard A. Silver	$37,125	$32,700	$69,825
Wendell W. Weakley	$56,125	$32,700	$88,825

(1)	This column represents annual director, meeting and Chairman fees.
(2)	This column represents the FASB ASC Topic 718, Compensation – Stock Compensation grant date fair market value for stock awards made in 2010. On May 19, 2010, each non-employee director received 5,000 shares of common stock pursuant to EDR’s 2004 Plan.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in its oversight of EDR’s financial reporting process and implementation and maintenance of effective controls to prevent, deter and detect fraud by management. In addition, the Audit Committee is directly responsible for the appointment, compensation and oversight of EDR’s independent registered public accounting firm. Each of the members of the Audit Committee qualifies as an “independent” director in accordance with NYSE listing standards, SEC rules and our Corporate Governance Guidelines.

In overseeing the preparation of EDR’s financial statements, the Audit Committee met with both management and Deloitte & Touche LLP, EDR’s independent registered public accounting firm, to review and discuss the financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and Deloitte & Touche LLP.

The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of EDR’s independent auditor. The Audit Committee regularly meets in separate, private executive sessions with certain members of senior management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP matters required to be discussed by Statement on Auditing Standards No. 114, Communication with Audit Committees (which supersedes Statement on Auditing Standard No. 61, as amended). The Audit Committee has received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such services, by Deloitte & Touche LLP are compatible with Deloitte & Touche LLP maintaining its independence from EDR.

Based upon the review and discussions referred to above, the Audit Committee recommended to EDR’s Board of Directors that EDR’s audited financial statements be included in EDR’s Annual Report for the fiscal year ended December 31, 2010. The Audit Committee has selected and the Board of Directors has approved the appointment of Deloitte & Touche LLP as EDR’s independent auditor.

Submitted by the Audit Committee of the Board of Directors:
Wendell W. Weakley (Chairman) Monte J. Barrow William J. Cahill, III

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Deloitte & Touche LLP to serve as EDR’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The appointment of this firm was recommended to the Board of Directors by the Audit Committee, and the Board of Directors has further decided that management should submit the appointment of Deloitte & Touche LLP to the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited EDR’s financial statements since its inception in 2004. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Audit and Non-Audit Fees

The following table presents the aggregate fees billed by Deloitte & Touche LLP for the two most recent fiscal years ended December 31, 2010 and 2009:

	2010	2009
Audit Fees(1)	$745,543	$952,733
Audit-Related Fees(2)	$9,500	—
Tax Fees(3)	$92,729	$130,015
All Other Fees(4)	$64,043	—
Total Fees	$911,815	$1,082,748

(1)	Fees for audit services billed in fiscal 2010 and 2009 included the following (i) audits of our annual financial statements and the effectiveness of EDR’s internal controls over financial reporting and audits of all related financial statements required to be audited pursuant to regulatory filings; (ii) reviews of unaudited quarterly financial statements; and (iii) services related to the issuance of comfort letters, consents and other services related to SEC matters.
(2)	Fees billed related to financial accounting and reporting consultations.
(3)	Fees billed for tax compliance services and tax planning.
(4)	Fees billed related to assistance provided to EDR in developing its enterprise risk management program.

The Audit Committee has determined that the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independence of Deloitte & Touche LLP.

The Audit Committee is not bound by a vote either for or against Proposal 2. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of EDR and its stockholders.

On behalf of the Audit Committee, the Board of Directors recommends a vote “FOR” Proposal 2.

Pre-Approval Policies and Procedures

Pursuant to its Charter, the Audit Committee reviews and pre-approves audit and non-audit services performed by EDR’s independent registered public accounting firm as well as the fee charged for such services. The Audit Committee may not approve any service that individually or in the aggregate may impair, in the Audit Committee’s opinion, the independence of the independent registered public accounting firm. The Audit Committee may delegate to one or more designated committee members the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions to pre-approve shall be presented to the full Audit Committee at its next scheduled meeting. For fiscal years 2010 and 2009, all of the audit and non-audit services provided by EDR’s independent registered public accounting firm were pre-approved by the Audit Committee in accordance with the Audit Committee Charter.

PROPOSAL 3
APPROVAL OF THE EDUCATION REALTY TRUST, INC.
2011 OMNIBUS EQUITY INCENTIVE PLAN

Overview

We believe that equity incentives are critical in attracting, motivating and retaining talented executive officers, employees and directors of EDR and linking their compensation to the long-term interests of EDR and its stockholders. EDR’s 2004 Plan was approved by our sole stockholder in 2004. Currently, the 2004 Plan has 352,500 shares available for grant. Although the 2004 Plan has not yet expired, the approval of the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan, or the 2011 Plan, is necessary to allow EDR to continue to provide such incentives and to further align the interests of our employees with those of EDR and its stockholders. The 2011 Plan would serve to replace the 2004 Plan in its entirety and would authorize the grant of the 352,500 shares that remain available for grant under the 2004 plan as well as 3,147,500 additional shares. We believe that the adoption of the 2011 Plan will provide EDR with five to seven years of available awards based upon its historical and anticipated future practices. We would be at a significant competitive disadvantage if we were not able to use equity-based awards as part of our compensation program for our employees, and our ability to attract, motivate and retain talented employees would be adversely affected.

We recognize that an equity incentive plan can dilute stockholder equity and that it should be used judiciously. If adopted, the Compensation Committee intends to administer the 2011 Plan in a manner that is consistent with our historical practices. We believe that our historical use of the 2004 Plan has been prudent and mindful of stockholder interests.

Key features which distinguish the 2011 Plan from the 2004 Plan include the following:

•	Stock options cannot be granted at less than 100% of fair market value on the date of the grant, and options can expire no later than 10 years after the date of grant;
•	Any repricing of stock options or stock appreciation rights, or SARs, requires stockholder approval; and
•	Annual, automatic increases in the number of authorized shares available for issuance is not provided.

A discussion of the material terms of the 2011 Plan is set forth below. This discussion is qualified in its entirety by the full text of the 2011 Plan, a copy of which has been appended to this Proxy Statement and which is incorporated herein by reference.

Summary of Material Terms

Purpose.  The purpose of the 2011 Plan is to promote the interests of EDR and its stockholders by (i) attracting and retaining key officers, employees and directors of EDR; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of EDR; (iv) encouraging ownership of stock in EDR by such individuals; and (v) linking their compensation to the long-term interests of EDR and its stockholders.

Eligibility and Administration of the 2011 Plan.  Any key officer, employee or director shall be eligible to be a designated participant. The 2011 Plan will be administered by a “Committee” composed of at least two “non-employee directors,” within the meaning of Section 16 of the Exchange Act, and Rule 16b-3 thereunder, each of whom is designated as: (i) an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, and (ii) “independent” within the meaning of the listing standards of the NYSE.

Subject to the terms of the 2011 Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the 2011 Plan, the Committee shall have full power and authority in its discretion (and in accordance with Section 409A of the Code with respect to awards subject thereto) to: (i) designate participants; (ii) determine eligibility for participation in the 2011 Plan and decide all questions concerning eligibility for and the amount of awards under the 2011 Plan; (iii) determine the type or types of awards to be granted to a participant; (iv) determine the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with awards; (v) determine the timing, terms, and conditions of any award; (vi) accelerate the time at which all or any part of an award may be settled or exercised; (vii) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited or suspended; (viii) determine whether, to what extent, and under what circumstances cash, shares, other securities, other awards, other property, and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (ix) grant awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of EDR or a subsidiary or affiliate; (x) grant substitute awards on such terms and conditions as the Committee may prescribe, subject to compliance with the incentive stock option rules under Section 422 of the Code and the nonqualified deferred compensation rules under Section 409A of the Code, where applicable; (xi) make all determinations under the 2011 Plan concerning any participant’s separation from service with EDR or a subsidiary or affiliate, including whether such separation occurs by reason of cause, good reason, disability, retirement, or in connection with a change in control and whether a leave constitutes a separation from service; (xii) interpret and administer the 2011 Plan and any instrument or agreement relating to, or award made under, the 2011 Plan; (xiii) amend or modify the terms of any award at or after grant with the consent of the holder of the award; (xiv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 2011 Plan; and (xv) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2011 Plan.

Limitations on 2011 Plan Awards.  No participant may receive options or SARs under the 2011 Plan in any calendar year that, taken together, relate to more than 100,000 shares. With respect to any covered officer, the maximum annual number of shares in respect of which all performance awards may be granted under the 2011 Plan is 150,000, and the maximum amount of all performance awards that are settled in cash and that may be granted under the 2011 Plan in any year is $1,000,000.

Shares Subject to 2011 Plan.  The number of shares of common stock which may be issued pursuant to all awards after the effective date of the 2011 Plan is equal to the sum of (i) 3,147,500 shares and (ii) the number of shares available for grant under the 2004 Plan, as of the end of the day that is the effective date of the 2011 Plan. Each Share issued pursuant to an Award shall reduce the Share Reserve by one (1) share. If any award granted under the 2011 Plan (whether before or after the effective date of the 2011 Plan) shall expire, terminate, be settled in cash (in whole or in part) or otherwise be forfeited or canceled for any reason before it has vested or been exercised in full, the shares subject to such award shall, to the extent of such expiration, cash settlement, forfeiture, or termination, again be available for awards under the 2011 Plan. If any award granted under the 2004 Plan shall expire, terminate, be settled in cash (in whole or in part) or otherwise be forfeited or canceled for any reason before it has vested or been exercised in full, the shares subject to such award shall, to the extent of such expiration, cash settlement, forfeiture, or termination, again be available for awards under the 2011 Plan, and the share reserve shall be increased. The Committee may make such other determinations regarding the counting of shares issued pursuant to the 2011 Plan as it deems necessary or advisable, provided that such determinations shall be permitted by law. Notwithstanding the foregoing, if an option or SAR is exercised, in whole or in part, by tender of shares or if EDR’s tax withholding obligation is satisfied by withholding shares, the number of shares deemed to have been issued under the 2011 Plan shall be the number of shares that were subject to the option or SAR or portion thereof, and not the net number of shares actually issued and any SARs to be settled in shares shall be counted in full against the number of shares available for issuance under the 2011 Plan, regardless of the number of shares issued upon the settlement of the SAR.

Stock Options and Stock Appreciation Rights.  The Committee shall have sole and complete authority to determine the participants to whom options and SARs shall be granted, the number of shares subject to each award, the exercise price and the conditions and limitations applicable to the exercise of each option and SAR. An option may be granted with or without a related SAR. An SAR may be granted with or without a related option. The grant of an option or SAR shall occur when the Committee by resolution, written consent or other appropriate action determines to grant such option or SAR for a particular number of shares to a particular participant at a particular option price or grant price, as the case may be, or such later date as the Committee shall specify in such resolution, written consent or other appropriate action. The Committee shall have the authority to grant incentive stock options and to grant non-qualified stock options. In the case of incentive stock options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. To the extent the aggregate fair market value (determined at the time the incentive stock option is granted) of the shares with respect to which all incentive stock options are exercisable for the first time by an employee during any calendar year (under all plans described in Section 422(d) of the Code of the employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such options shall be treated as non-qualified stock options. Incentive stock options may not be granted to any individual who, at the time of grant owns stock possessing more than 10% of the total combined voting power of all of the outstanding common stock of EDR or any of its subsidiaries, unless the exercise price is not less than 110% of the fair market value of the common stock on the date of the grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.

Each option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable award agreement or thereafter. The Committee may impose such conditions with respect to the exercise of options or SARs, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any option granted under the 2011 Plan shall be effective only at such time as the sale of shares pursuant to such exercise will not violate any state or federal securities or other laws.

An option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the option or SAR, delivered to EDR at its principal office, and payment in full to EDR at the direction of the Committee of the amount of the option price for the number of Shares with respect to which the option is then being exercised.

Payment of the option price shall be made in (i) cash or cash equivalents, or, (ii) at the discretion of the Committee, by transfer, either actually or by attestation, to EDR of unencumbered shares previously acquired by the participant, valued at the fair market value of such shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Committee, (iii) by a combination of (i) or (ii), or (iv) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, (x) a cashless (broker-assisted) exercise that complies with applicable laws or (y) withholding shares (net-exercise) otherwise deliverable to the participant pursuant to the option having an aggregate fair market value at the time of exercise equal to the total option price. Until the optionee has been issued the shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such shares. EDR reserves, at any and all times in EDR’s sole discretion, the right to establish, decline to approve or terminate any program or procedures for the exercise of options by means of a method set forth in subsection (iv) above, including with respect to one or more participants specified by EDR notwithstanding that such program or procedures may be available to other participants.

Restricted Shares and Restricted Share Units.  The Committee shall have sole and complete authority to determine the participants to whom restricted shares and restricted share units shall be granted, the number of restricted shares and/or the number of restricted share units to be granted to each participant, the duration of the period during which, and the conditions under which, the restricted shares and restricted share units may be forfeited to EDR, and the other terms and conditions of such awards. The restricted share and restricted share unit awards shall be evidenced by award agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the 2011 Plan.

Each restricted share and restricted share unit award made under the 2011 Plan shall be for such number of shares as shall be determined by the Committee and set forth in the award agreement containing the terms of such restricted share or restricted share unit award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment (or other service-providing capacity) of EDR in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted share or restricted share unit award. The award agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted share and restricted share unit awards.

Each restricted share unit shall have a value equal to the fair market value of a share. Restricted share units may be paid in cash, shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable award agreement. The applicable award agreement shall specify whether a participant will be entitled to receive dividend equivalent rights in respect of restricted share units at the time of any payment of dividends to stockholders on shares.

Performance Awards.  The Committee shall have sole and complete authority to determine the participants who shall receive a performance award, which shall consist of a right that is (i) denominated in cash or shares (including but not limited to restricted shares and restricted share units), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

Subject to the terms of the 2011 Plan and any applicable award agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award, and may amend specific provisions of the performance award, provided, however, that such amendment may not adversely affect existing performance awards made within a performance period commencing prior to implementation of the amendment.

Performance awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Separation from service prior to the end of any performance period, other than for reasons of death or disability, will result in the forfeiture of the performance award, and no payments will be made. Notwithstanding the foregoing, the Committee may in its discretion, waive any performance goals and/or other terms and conditions relating to a performance award. A participant’s rights to any performance award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.

Awards that are granted as performance-based awards to certain officers of EDR shall be based upon the attainment of performance goals established by the Committee and payable at such time and in such form as the Committee shall determine. The performance objectives of performance-based awards to certain officers under the 2011 Plan may include one or more or a combination of objectives, including the following: (i) earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation; (ii) operating (or gross) income or profit; (iii) operating efficiencies; (iv) return on equity, assets, capital, capital employed or investment; (v) after tax operating income; (vi) net income; (vii) earnings or book value per share; (viii) financial ratios; (ix) cash flow(s); (x) total sales or revenues or sales or revenues per employee; (xi) production (separate work units); (xii) stock price or total stockholder return; (xiii) dividends; (xiv) debt or cost reduction; (xv) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals (including, without limitation, developmental, strategic or manufacturing milestones of products or projects in development, execution of contracts with current or prospective customers and development of business expansion strategies) and goals relating to acquisitions, joint ventures or collaborations or divestitures; or (xvi) any combination thereof.

To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each covered officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to covered officers for such performance period. In determining the amount earned by a covered officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant in its sole discretion to the assessment of individual or corporate performance for the performance period.

Other Stock-Based Awards.  The Committee shall have the authority to determine the participants who shall receive other equity-based awards, as deemed by the Committee to be consistent with the purposes of the 2011 Plan. Subject to the terms of the 2011 Plan and any applicable award agreement, the Committee shall determine the terms and conditions of any such other stock-based award.

Non-Employee Director Awards.  The Board of Directors may provide that all or a portion of a non-employee director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board of Directors, be payable (either automatically or at the election of a non-employee director) in the form of non-qualified stock options, restricted shares, restricted share units and/or other stock-based awards, including unrestricted shares. The Board of Directors shall have full power and authority in its discretion to determine the terms and conditions of any such awards, including the terms and conditions which may apply upon a termination of the non-employee director’s service as a member of the Board of Directors and shall have full power and authority in its discretion to administer such awards, subject to the terms of the 2011 Plan and applicable law.

Separation from Service.  The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any award upon a separation from service with EDR, its subsidiaries and affiliates, including a separation from EDR with or without cause, by a participant voluntarily, or by reason of death, disability, early retirement or retirement, and may provide such terms and conditions in the award agreement or in such rules and regulations as it may prescribe.

Change in Control.  Unless otherwise provided by the Committee, or in an award agreement or by a contractual agreement between EDR and a participant, if, within one year following a change in control, a participant separates from service with EDR (or its successor) by reason of (a) death; (b) disability; (c) normal retirement or early retirement; (d) for good reason by the participant; or (e) involuntary termination by EDR for any reason other than for cause, all outstanding awards of such participant shall vest, become immediately exercisable and payable and have all restrictions lifted. For purposes of an award subject to Section 409A of the Code, good reason shall exist only if (i) the participant notifies EDR of the event establishing good reason within 90 days of its initial existence, (ii) EDR is provided 30 days to cure such event and (iii) the participant separates from service with EDR (or its successor) within 180 days of the initial occurrence of the event.

In the event of a change in control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be, or the Acquiror, may, without the consent of any participant, either assume or continue EDR’s rights and obligations under each or any award or portion thereof outstanding immediately prior to the change in control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable, provided, that in the event of such an assumption, the Acquiror must grant the rights set forth above to the participant in respect of such assumed awards.

The Committee may, in its discretion and without the consent of any participant, determine that, upon the occurrence of a change in control, each or any award or a portion thereof outstanding immediately prior to the change in control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) subject to such canceled award in (i) cash, (ii) stock of EDR or of a corporation or other business entity a party to the change in control, or (iii) other property which, in any such case, shall be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share in the change in control, reduced by the exercise or purchase price per share, if any, under such award (which payment may, for the avoidance of doubt, be $0, in the event the per share exercise or purchase price of an award is greater than the per share consideration in connection with the change in control). In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any), if any, shall be paid to participants in respect of the vested portions of their canceled awards as soon as practicable following the date of the change in control and in respect of the unvested portions of their canceled awards in accordance with the vesting schedules applicable to such awards.

Term and Amendment of 2011 Plan.  The Board of Directors may amend, alter, suspend, discontinue or terminate the 2011 Plan or any portion thereof at any time, provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board of Directors deems it necessary or desirable to comply. The Committee shall not have the power to (i) amend the terms of previously granted options to reduce the option price of such options, (ii) amend the terms of any previously granted SAR to reduce the grant price of such SAR, (iii) cancel such options and grant substitute options with a lower option price than the cancelled options, or (iv) cancel such SARs and grant substitute SARs with a lower grant price than the cancelled SARs, in each case without the approval of EDR’s stockholders.

The 2011 Plan will terminate on January 1, 2021, after which no new awards may be granted under the 2011 Plan.

Certain Federal Income Tax Consequences.  The following is a brief summary of certain Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and the exact tax consequences to any participant will depend on his or her particular circumstances and other factors. The 2011 Plan participants are encouraged to consult their own tax advisors with respect to any state tax consequences or particular federal tax implications of awards granted under the 2011 Plan.

Tax consequences to EDR and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and EDR is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a SAR, a restricted share, or a restricted share unit award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise. Similarly, the exercise of an SAR will result in ordinary income on the value of the SAR to the individual at the time of exercise.

If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of common stock), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of common stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) or SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of common stock. A participant’s tax basis generally will be the sum of the exercise price of the option or SAR plus any amount previously recognized as ordinary income in connection with the exercise of the option or SAR.

EDR generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option or SAR. EDR generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, EDR will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods prior to disposition of the shares.

With respect to the grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common stock at the time restricted shares vest (less any amount paid for the shares) unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. With respect to a grant of restricted share units, the participant will recognize ordinary income on the amount of cash (for units payable in cash) or the fair market value of the common stock (for units settled in stock) at the time such payments are made available to the participant under the terms of the restricted share unit award. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the vesting of a SAR, restricted share award, or restricted share unit award. For this purpose, the participant’s basis in the common stock is its fair market value at the time the SAR is exercised, the restricted share becomes vested (or is granted, if an election under Section 83(b) is made), or the restricted share units become vested (unless delivery of the shares has been validly deferred). EDR will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to a restricted share award.

Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant. Participants receiving performance awards settled in shares of EDR’s common stock will recognize ordinary income equal to the fair market value of the shares of EDR’s common stock received as the performance goals are met and such shares vest, less any amount paid by the participant for the performance shares, unless the participant makes an election under Section 83(b) of the Code to be taxed at the time of the grant. A Section 83(b) election may not be available with respect to certain forms of performance awards. The participant is also subject to capital gain or loss treatment on the subsequent sale of any of EDR’s common stock awarded to a participant as performance shares. Unless a participant makes a Section 83(b) election, his or her basis in the stock is its fair market value at the time the performance goals are met and the performance shares become vested.

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid in excess of $1 million in any tax year to its chief executive officer and certain other most highly compensated executives. However, compensation that qualifies as “performance-based compensation” is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it. EDR generally intends that, except as otherwise determined by the Compensation Committee (i) performance awards and (ii) options granted (a) with an exercise price at least equal to 100% of the fair market value of the underlying shares of common stock at the date of grant (b) to employees the Compensation Committee expects to be NEOs at the time a deduction arises in connection with such awards, qualify as “performance-based compensation” so that these awards will not be subject to the Section 162(m) deduction limitations. The Compensation Committee will not necessarily limit executive compensation to amounts deductible under Section 162(m) of the Code, however, if such limitation is not in the best interests of EDR and its stockholders.

Substitute payments for dividends made to participants with respect to restricted shares or certain performance awards payable in EDR’s stock will be taxed as ordinary income to the participant until the shares vest. After vesting, dividend payments may be qualified dividend income subject to a current maximum federal tax rate of 15% provided that the stockholder meets certain other requirements with respect to those shares. If a participant makes a Section 83(b) election with respect to restricted shares or certain eligible performance awards, these payments may be qualified dividend income, provided that the other requirements are met. We recommend that participants consult with their tax advisors to determine whether such dividends are qualified dividend income.

Section 409A of the Code provides generally that nonqualified deferred compensation that does not meet certain requirements will subject the recipients of such compensation to accelerated taxation, enhanced underpayment interest and an additional twenty percent tax. Although EDR intends to administer the 2011 Plan so that awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, EDR does not warrant that any award under the 2011 Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. EDR shall not be liable to any participant for any tax, interest, or penalties that such participant might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the 2011 Plan.

The foregoing discussion is general in nature and is not intended to be a complete description of the Federal income tax consequences of the 2011 Plan. This discussion does not address the effects of other Federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2011 Plan are urged to consult a tax advisor as to the tax consequences of participation.

The 2011 Plan is not intended to be qualified under Section 401(a) of the Code.

NEW PLAN BENEFITS

As of the date of this Proxy Statement, no NEO, other employee or director of EDR has been granted any awards under the 2011 Plan. Except for the proposed grants set forth in the table below, as of the date of this Proxy Statement, no NEO, other employee or director of EDR has received or is currently expected to receive a grant of any awards under the 2011 Plan, and any future awards under the Plan will be granted by the Compensation Committee in its sole and absolute discretion.

New Plan Benefits

Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan

Name and Position	Dollar Value ($)	Number of Shares(1)
Non-Employee Directors	$60,000	—
Paul O. Bower	$60,000	—
Monte J. Barrow	$60,000	—
William J. Cahill, III	$60,000	—
John L. Ford	$60,000	—
Howard A. Silver	$60,000	—
Wendell W. Weakley	$60,000	—

(1)	We intend to grant to each of our non-employee directors an annual grant of shares of common stock worth $60,000 on May 4, 2011. Because the number of shares to be granted to the non-employee directors is dependent upon the closing price of EDR’s common stock on May 3, 2011, the exact number of shares to be granted to each such non-employee director is presently not determinable.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information related to securities available and outstanding under EDR’s equity compensation plans as of December 31, 2010:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	188,250	(1)	—	(2)	884,419	(3)
Equity compensation plans not approved by security holders	—		—		N/A	(4)
Total	—		—		884,419

(1)	Represents up to 188,250 shares of common stock subject to outstanding RSUs granted pursuant to our 2010 LTIP. A more detailed discussion of the terms of the 2010 LTIP and the RSUs granted thereunder is provided under the caption “Compensation Discussion and Analysis — 2010 Long-Term Equity Incentive Compensation” above.
(2)	Does not account for the potential 188,250 shares of common stock subject to outstanding RSUs granted pursuant to our 2010 LTIP.
(3)	Includes 595,750 shares available for issuance under the 2004 Plan and 288,669 shares of common stock available for issuance under the Education Realty Trust, Inc. Employee Stock Purchase Plan. The 2004 Plan initially reserved 800,000 shares of our common stock for issuance thereunder. The number of shares may be increased annually on January 1st of each year so that the total number of shares reserved for issuance under the 2004 Plan is equal to 4% of the aggregate number of shares outstanding on the last day of the preceding fiscal year, provided, however, that such annual increase generally may not exceed 80,000 shares. Effective as of January 1, 2011, we issued 138,000 shares of restricted common stock and 188,250 shares of common stock subject to outstanding RSUs granted pursuant to our 2011 LTIP. Accordingly, as of the date of this Proxy Statement, 352,500 shares of common stock are available for issuance under the 2004 Plan.
(4)	Does not include 50,000 shares of restricted common stock which were granted to Randall Churchey on January 12, 2010 pursuant to an inducement award. A more detailed discussion of the inducement award is provided under the caption “Executive Compensation — Narrative to Summary Compensation Table for 2010 and Grants of Plan-Based Awards Table For 2010” above.

The Board of Directors Recommends A Vote “FOR” Proposal 3.

PROPOSAL 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory basis, the compensation of our NEOs as set forth in this Proxy Statement. Specifically, this Proposal 4, commonly known as a “Say-On-Pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any particular form of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. A more detailed discussion regarding the compensation of our NEOs is provided under the captions “Compensation Discussion and Analysis” and “Executive Compensation” above.

Our compensation program is designed to (i) attract, motivate, and retain our NEOs, each of whom is critical to our success, through competitive pay practices, (ii) link a significant portion of the compensation of our NEOs to the achievement of EDR’s business plan and (iii) promote a pay-for-performance system that encourages and rewards successful execution of corporate initiatives. In furtherance of these objectives, the Compensation Committee regularly evaluates the compensation of our NEOs and determines the appropriate amounts and the elements of their compensation packages. As a result of its review process, in fiscal year 2010 and for fiscal year 2011, the Compensation Committee made or is proposing to make the following changes to the compensation of our NEOs to further align the compensation paid to and the net worth of our NEOs with the interests of the EDR’s stockholders and to promote the long-term growth and profitability of EDR:

•	Implemented the 2010 LTIP;
•	Implemented the 2011 LTIP;
•	Entered into new, fixed-term executive employment agreements with certain of our NEOs that do not automatically renew, that subject the compensation of such NEOs to any clawback policy of EDR, that have double trigger change of control provisions and that do not provide for tax gross-ups under any circumstances;
•	Proposed for adoption the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan, the key features of which are set forth in Proposal 3 of this Proxy Statement.

We are asking our stockholders to indicate their support for the compensation of our NEOs as set forth in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of EDR approve, on an advisory basis, the compensation of EDR’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, executive compensation tables and narrative discussion, as set forth in this Proxy Statement.”

The vote for this Proposal 4 is advisory and is therefore not binding upon the Compensation Committee, our Board of Directors or EDR. Our Compensation Committee and our Board of Directors value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our NEOs as disclosed in this Proxy Statement, we will carefully consider our stockholders’ concerns, and the Compensation Committee and our Board of Directors will evaluate whether any actions are necessary to address such concerns.

The Board of Directors Recommends A Vote “FOR” Proposal 4.

PROPOSAL 5
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our NEOs such as Proposal 4 (advisory (non-binding) vote on executive compensation). By voting, stockholders may indicate whether they would prefer an advisory vote on NEO compensation every “1 YEAR,” “2 YEARS,” or “3 YEARS.”

After careful consideration, our Compensation Committee and our Board of Directors have determined that an advisory vote on executive compensation that occurs every “1 YEAR” is the most appropriate alternative for EDR, and, therefore, our Board of Directors recommends that you vote for a frequency of “1 YEAR” for the advisory vote on executive compensation.

In formulating its recommendation, our Compensation Committee and our Board of Directors considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation program generally and our compensation philosophy, policies and practices specifically. Moreover, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders regarding corporate governance matters and our executive compensation program and its underlying philosophy, policies and practices. We understand that our stockholders may have different views as to the frequency with which we should seek an advisory vote on the compensation of our NEOs, and we anticipate their vote with respect to this Proposal 5.

You may cast your vote on your preferred voting frequency by choosing the option of “1 YEAR,” “2 YEARS,” or “3 YEARS” or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the stockholders of EDR determine, on an advisory basis, whether the stockholders of EDR shall conduct an advisory vote every one year, two years or three years regarding the compensation of EDR’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, executive compensation tables and narrative discussion, as set forth in EDR’s annual proxy statements.”

The vote for this Proposal 5 is advisory and is therefore not binding upon the Compensation Committee, our Board of Directors or EDR. Accordingly, although we value the opinions of our stockholders and carefully consider their concerns, the Compensation Committee and our Board of Directors may decide that it is in the best interests of our stockholders and EDR to hold an advisory vote on executive compensation more or less frequently than the option that is approved by our stockholders.

The Board of Directors Recommends that you vote “1 YEAR” with respect to Proposal 5.

OTHER MATTERS

Our management is not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. However, should any other matter requiring a vote of the stockholders arise, the representatives named on the accompanying Proxy will vote in accordance with their discretion.

By Order of the Board of Directors,

Randall H. Brown
Secretary

APPENDIX A
EDUCATION REALTY TRUST, INC.
2011 OMNIBUS EQUITY INCENTIVE PLAN

EDUCATION REALTY TRUST, INC.
2011 OMNIBUS EQUITY INCENTIVE PLAN

EDUCATION REALTY TRUST, INC.
2011 OMNIBUS EQUITY INCENTIVE PLAN

Education Realty Trust, Inc.

2011 OMNIBUS EQUITY INCENTIVE PLAN

Section 1 Purpose.

This plan shall be known as the “Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan” (the “Plan”). The purpose of the Plan is to promote the interests of Education Realty Trust, Inc. (the “Company”) and its stockholders by (i) attracting and retaining key officers, employees and directors of the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its stockholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.

Section 2 Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1. “Affiliate” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan; provided, that with respect to any Award that is subject to Section 409A of the Code, Affiliate means any corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with the Company, has a controlling interest in another corporation or entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the regulations, provided that the language “at least 50 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the regulations. Notwithstanding the foregoing, for purposes of determining whether a corporation or other entity is an Affiliate for purposes of Section 5 hereof, if the Awards proposed to be granted to Employees of such corporation or other entity would be granted based upon legitimate business criteria, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the regulations. For purposes of determining ownership of an interest in an organization, the rules of Sections 1.414(c)-3 and 1.414(c)-4 of the regulations apply.

2.2. “Award” means any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, Performance Award, or Other Stock-Based Award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish.

2.3. “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

2.4. “Board” means the Board of Directors of the Company.

2.5. “Cause” means, unless otherwise defined in the applicable Award Agreement, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Subsidiaries or Affiliates, or (ii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries or Affiliates by the Participant. For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

2.6. “Change in Control” means, unless otherwise provided in the applicable Award Agreement, the happening of one of the following:

(a) any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned Subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

(b) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

(c) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

Notwithstanding the foregoing, unless otherwise provided in the applicable Award Agreement, with respect to Awards subject to Section 409A of the Code, a Change in Control shall mean a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the Treasury Regulations.

2.7. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8. “Committee” means a committee of the Board composed of not less than two Non-Employee Directors, each of whom shall be (i) a “non-employee director” for purposes of Exchange Act Section 16 and Rule 16b-3 thereunder, (ii) an “outside director” for purposes of Section 162(m), and (iii) “independent” within the meaning of the listing standards of the Nasdaq Stock Market.

2.9. “Covered Officer” means at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company or the taxable year of the Company in which the applicable Award will be paid or vested, and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid or vested.

2.10. “Director” means a member of the Board.

2.11. “Disability” means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan. With respect to Awards subject to Section 409A of the Code, unless otherwise defined in the applicable Award Agreement, the term “Disability” shall have the meaning set forth in Section 409A of the Code.

2.12. “Early Retirement” means, unless otherwise provided in an Award Agreement, retirement with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.

2.13. “Effective Date” has the meaning provided in Section 16.1 of the Plan.

2.14. “Employee” means a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.

2.15. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.16. “Fair Market Value” with respect to the Shares, means, for purposes of a grant of an Award as of any date, (i) the reported closing sales price of the Shares on the Nasdaq Stock Market, or any other such market or exchange as is the principal trading market for the Shares, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith and by the reasonable application of a reasonable valuation method (as applicable), by the Committee in its sole discretion, and for purposes of a sale of a Share as of any date, the actual sales price on that date.

2.17. “Good Reason” means, unless otherwise provided in an Award Agreement, (i) a material reduction in a Participant’s position, authority, duties or responsibilities following a Change in Control as compared to such level immediately prior to a Change in Control, (ii) any material reduction in a Participant’s annual base salary as in effect immediately prior to a Change in Control; (iii) the relocation of the office at which the Participant is to perform the majority of his or her duties following a Change in Control to a location more than 30 miles from the location at which the Participant performed such duties prior to the Change in Control; or (iv) the failure by the Company or its successor to continue to provide the Participant with benefits substantially similar in aggregate value to those enjoyed by the Participant under any of the Company’s pension, life insurance, medical, health and accident or disability plans in which Participant was participating immediately prior to a Change in Control, unless the Participant is offered participation in other comparable benefit plans generally available to similarly situated employees of the Company or its successor after the Change in Control.

2.18. “Grant Price” means the price established at the time of grant of an SAR pursuant to Section 6 used to determine whether there is any payment due upon exercise of the SAR.

2.19. “Incentive Stock Option” means an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.20. “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.

2.21. “Non-Qualified Stock Option” means an option to purchase Shares from the Company that is granted under Sections 6 or 10 of the Plan and is not intended to be an Incentive Stock Option.

2.22. “Normal Retirement” means, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from active employment with the Company or any of its Subsidiaries or Affiliates on or after such Participant’s 65th birthday.

2.23. “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

2.24. “Option Price” means the purchase price payable to purchase one Share upon the exercise of an Option.

2.25. “Other Stock-Based Award” means any Award granted under Sections 9 or 10 of the Plan.

2.26. “Outside Director” means, with respect to the grant of an Award, a member of the Board then serving on the Committee.

2.27. “Participant” means any Employee, Director or other person who receives an Award under the Plan.

2.28. “Performance Award” means any Award granted under Section 8 of the Plan.

2.29. “Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

2.30. “Restricted Share” means any Share granted under Sections 7 to 10 of the Plan.

2.31. “Restricted Share Unit” means any unit granted under Sections 7 to 10 of the Plan.

2.32. “Retirement” means Normal or Early Retirement.

2.33. “SEC” means the Securities and Exchange Commission or any successor thereto.

2.34. “Section 16” means Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

2.35. “Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder and any successor provision thereto as in effect from time to time.

2.36. “Separation from Service” or “Separates from Service” shall have the meaning ascribed to such term pursuant to Section 409A of the Code and the regulations promulgated thereunder.

2.37. “Shares” means shares of the common stock, no par value per share, of the Company.

2.38. “Share Reserve” has the meaning set forth in Section 4.1 hereof.

2.39. “Specified Employee” has the meaning ascribed to such term pursuant to Section 409A of the Code and the regulations promulgated thereunder.

2.40. “Stock Appreciation Right” or “SAR” means a stock appreciation right granted under Sections 6, 8 or 10 of the Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value of such Share on the date of exercise over the Grant Price.

2.41. “Subsidiary” means any Person (other than the Company) of which 50% or more of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

2.42. “Substitute Awards” means Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

2.43. “2004 Plan” means the Education Realty Trust, Inc. 2004 Incentive Plan, as amended.

Section 3 Administration.

3.1 Authority of Committee.  The Plan shall be administered by a Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Outside Directors, all references in the Plan to the Committee shall be deemed to be references to the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion (and in accordance with Section 409A of the Code with respect to Awards subject thereto) to: (i) designate Participants; (ii) determine eligibility for participation in the Plan and decide all questions concerning eligibility for and the amount of Awards under the Plan; (iii) determine the type or types of Awards to be granted to a Participant; (iv) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (v) determine the timing, terms, and conditions of any Award; (vi) accelerate the time at which all or any part of an Award may be settled or exercised; (vii) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (viii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (ix) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate; (x) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the Incentive Stock Option rules under Section 422 of the Code and the nonqualified deferred compensation rules under Section 409A of the Code, where applicable; (xi) make all determinations under the Plan concerning any Participant’s Separation from Service with the Company or a Subsidiary or Affiliate, including whether such separation occurs by reason of Cause, Good Reason, Disability, Retirement, or in connection with a Change in Control and whether a leave constitutes a Separation from Service; (xii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (xiii) except to the extent prohibited by Section 6.2, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (xiv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xv) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 14 hereunder to amend or terminate the Plan.

3.2 Committee Discretion Binding.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.3 Delegation.  Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section.

3.4 No Liability.  No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

Section 4 Shares Available For Awards.

4.1 Shares Available.  Subject to the provisions of Section 4.2 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards after the Effective Date of this Plan is equal to the sum of (i) 3,147,500 Shares and (ii) the number of shares available for grant under the 2004 Plan as of the end of the day that is the Effective Date of this Plan (such aggregate amount being, the “Share Reserve”). The number of Shares with respect to which Incentive Stock Options may be granted shall be no more than 1,500,000. Each Share issued pursuant to an Award shall reduce the Share Reserve by one (1) share. If any Award granted under this Plan (whether before or after the Effective Date of this Plan) shall expire, terminate, be settled in cash (in whole or in part) or otherwise be forfeited or canceled for any reason before it has vested or been exercised in full, the Shares subject to such Award shall, to the extent of such expiration, cash settlement, forfeiture, or termination, again be available for Awards under the Plan, in accordance with this Section 4.1. If any Award granted under the 2004 Plan shall expire, terminate, be settled in cash (in whole or in part) or otherwise be forfeited or canceled for any reason before it has vested or been exercised in full, the Shares subject to such Award shall, to the extent of such expiration, cash settlement, forfeiture, or termination, again be available for Awards under the Plan, and the Share Reserve shall be increased, in accordance with this Section 4.1. The Committee may make such other determinations regarding the counting of Shares issued pursuant to this Plan as it deems necessary or advisable, provided that such determinations shall be permitted by law. Notwithstanding the foregoing, if an Option or SAR is exercised, in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in this Section 4.1 shall be the number of Shares that were subject to the Option or SAR or portion thereof, and not the net number of Shares actually issued and any SARs to be settled in Shares shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of shares issued upon the settlement of the SAR. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2 hereof, no Participant may receive Options or SARs under the Plan in any calendar year that, taken together, relate to more than 100,000 Shares.

4.2 Adjustments.  Without limiting the Committee’s discretion as provided in Section 13 hereof, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property, and other than a normal cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares, then the Committee shall, in an equitable and proportionate manner as deemed appropriate by the Committee (and, as applicable, in such manner as is consistent with Sections 162(m), 422 and 409A of the Code and the regulations thereunder) either: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan, provided that the number of Shares subject to any Award shall always be a whole number; (3) the grant or exercise price with respect to any Award under the Plan, and (4) the limits on the number of Shares or Awards that may be granted to Participants under the Plan in any calendar year; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) make provision for a cash payment to the holder of an outstanding Award. Any such adjustments to outstanding Awards shall be effected in a manner that precludes the material enlargement of rights and benefits under such Awards.

4.3 Substitute Awards.  Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.

4.4 Sources of Shares Deliverable Under Awards.  Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.

Section 5 Eligibility.

Any Employee or Director shall be eligible to be designated a Participant; provided, however, that Outside Directors shall only be eligible to receive Awards granted consistent with Section 10.

Section 6 Stock Options And Stock Appreciation Rights.

6.1 Grant.  Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Shares subject to each Award, the exercise price and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. The grant of an Option or SAR shall occur when the Committee by resolution, written consent or other appropriate action determines to grant such Option or SAR for a particular number of Shares to a particular Participant at a particular Option Price or Grant Price, as the case may be, or such later date as the Committee shall specify in such resolution, written consent or other appropriate action. The Committee shall have the authority to grant Incentive Stock Options and to grant Non-Qualified Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. To the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in Section 422(d) of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

6.2 Price.  The Committee in its sole discretion shall establish the Option Price at the time each Option is granted and the Grant Price at the time each SAR is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than the Fair Market Value of a Share on the date of grant of such Option, and the Grant Price of an SAR may not be less than the Fair Market Value of a Share on the date of grant of such SAR. In the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.2 hereof in the form of Options or SARS, such grants shall have an Option Price (or Grant Price) per Share that is intended to maintain the economic value of the Award that was replaced or adjusted as determined by the Committee. Notwithstanding the foregoing and except as permitted by the provisions of Section 4.2 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, (ii) amend the terms of previously granted SARs to reduce the Grant Price of such SARs, (iii) cancel such Options and grant substitute Options with a lower Option Price than the cancelled Options, or (iv) cancel such SARs and grant substitute SARs with a lower Grant Price than the cancelled SARs, in each case without the approval of the Company’s stockholders.

6.3 Term.  Subject to the Committee’s authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan. Notwithstanding the foregoing, but subject to Section 6.4(a) hereof, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.

6.4 Exercise.

(a) Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine, subject to Section 6.6 herein, whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine. An Award Agreement may provide that the period of time over which an Option, other than an Incentive Stock Option, or SAR may be exercised shall be automatically extended if on the scheduled expiration of such Award, the Participant’s exercise of such Award would violate applicable securities law; provided, however, that during the extended exercise period the Option or SAR may only be exercised to the extent such Award was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option or SAR first would no longer violate such laws.

(b) The Committee may impose such conditions with respect to the exercise of Options or SARs, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.

(c) An Option or SAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised.

(d) Payment of the Option Price shall be made in (i) cash or cash equivalents, or, (ii) at the discretion of the Committee, by transfer, either actually or by attestation, to the Company of unencumbered Shares previously acquired by the Participant, valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Committee, (iii) by a combination of (i) or (ii), or (iv) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines,

(x) a cashless (broker-assisted) exercise that complies with applicable laws or (y) withholding Shares (net-exercise) otherwise deliverable to the Participant pursuant to the Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares. The Company reserves, at any and all times in the Company’s sole discretion, the right to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a method set forth in subsection (iv) above, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(e) At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares or a combination of cash and Shares. A fractional Share shall not be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

(f) Separation from Service.  Except as otherwise provided in the applicable Award Agreement, an Option or SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting such Award and ending on the date of exercise of such Award the Participant is an Employee or Non-Employee Director, and shall terminate immediately upon a Separation from Service by the Participant. An Option or SAR shall cease to become exercisable upon a Separation from Service of the holder thereof. Notwithstanding the foregoing provisions of this Section 6.5 to the contrary, the Committee may determine in its discretion that an Option or SAR may be exercised following any such Separation from Service, whether or not exercisable at the time of such separation; provided, however, that in no event may an Option or SAR be exercised after the expiration date of such Award specified in the applicable Award Agreement, except as provided in Section 6.4(a).

6.2. Ten Percent Stock Rule.  Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

Section 7 Restricted Shares And Restricted Share Units.

7.1. Grant.

(a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Shares and Restricted Share Units shall be granted, the number of Restricted Shares and/or the number of Restricted Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares and Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share and Restricted Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

(b) Each Restricted Share and Restricted Share Unit Award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Share or Restricted Share Unit Award. Such agreement shall set forth a period of time (not less than one year) during which the grantee must remain in the continuous employment (or other service-providing capacity) of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share or Restricted Share Unit Award. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions.

The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share and Restricted Share Unit Awards.

7.2. Delivery of Shares and Transfer Restrictions.

(a) At the time of a Restricted Share Award, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Restricted Shares prior to the lapse of any transfer restrictions or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award, and confirmation and account statements sent to the Participant with respect to such book-entry Shares may bear the restrictive legend referenced in the preceding sentence. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Share Awards evidenced in such manner. The holding of Restricted Shares by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Restricted Shares, in accordance with this Section 7.2(a), shall not affect the rights of Participants as owners of the Restricted Shares awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the transfer restrictions.

(b) Unless otherwise provided in the applicable Award Agreement, the grantee shall have all rights of a stockholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Restricted Share Units shall be subject to similar transfer restrictions as Restricted Share Awards, except that no Shares are actually awarded to a Participant who is granted Restricted Share Units on the date of grant, and such Participant shall have no rights of a stockholder with respect to such Restricted Share Units until the restrictions set forth in the applicable Award Agreement have lapsed.

7.3. Termination of Restrictions.  At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be (or, in the case of book-entry Shares, such restrictions and restricted stock legend shall be removed from the confirmation and account statements delivered to the Participant or the Participant’s beneficiary or estate, as the case may be, in book-entry form).

7.4. Payment of Restricted Share Units.  Each Restricted Share Unit shall have a value equal to the Fair Market Value of a Share. Restricted Share Units may be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The applicable Award Agreement shall specify whether a Participant will be entitled to receive dividend equivalent rights in respect of Restricted Share Units at the time of any payment of dividends to stockholders on Shares. If the applicable Award Agreement specifies that a Participant will be entitled to dividend equivalent rights, (i) the amount of any such dividend equivalent right shall equal the amount that would be payable to the Participant as a stockholder in respect of a number of Shares equal to the number of vested Restricted Share Units then credited to the Participant, and (ii) any such dividend equivalent right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Shares (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided, that no dividend equivalents shall be paid on Restricted Share Units that are not yet vested. Except as otherwise determined by the Committee at or after grant, Restricted Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Share Units were granted and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.

Section 8 Performance Awards.

8.1. Grant.  The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares (including but not limited to Restricted Shares and Restricted Share Units), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

8.2. Terms and Conditions.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.

8.3. Payment of Performance Awards.  Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Separation from Service prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. Notwithstanding the foregoing, the Committee may in its discretion, waive any performance goals and/or other terms and conditions relating to a Performance Award. A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.

Section 9 Other Stock-Based Awards.

The Committee shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 and 7 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

Section 10 Non-Employee Director And Outside Director Awards.

10.1. The Board may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options, Restricted Shares, Restricted Share Units and/or Other Stock-Based Awards, including unrestricted Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

10.2. The Board may also grant Awards to Outside Directors pursuant to the terms of the Plan, including any Award described in Sections 6, 7 and 9 above. With respect to such Awards, all references in the Plan to the Committee shall be deemed to be references to the Board.

Section 11 Provisions Applicable To Covered Officers And Performance Awards.

11.1. Notwithstanding anything in the Plan to the contrary, unless the Committee determines that a Performance Award to be granted to a Covered Officer should not qualify as “performance-based compensation” for purposes of Section 162(m), Performance Awards granted to Covered Officers shall be subject to the terms and provisions of this Section 11.

11.2. The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 11, performance goals shall be limited to one or more of the following Company, Subsidiary, operating unit, business segment or division financial performance measures:

(a)	earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation;
(b)	operating (or gross) income or profit;
(c)	operating efficiencies;
(d)	return on equity, assets, capital, capital employed or investment;
(e)	after tax operating income;
(f)	net income;
(g)	earnings or book value per Share;
(h)	financial ratios;
(i)	cash flow(s);
(j)	total sales or revenues or sales or revenues per employee;
(k)	funds from operations, core funds from operations or funds from operations (adjusted);
(l)	stock price or total stockholder return;
(m)	dividends;
(n)	debt or cost reduction;
(o)	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals (including, without limitation, developmental, strategic or manufacturing milestones of products or projects in development, execution of contracts with current or prospective customers and development of business expansion strategies) and goals relating to acquisitions, joint ventures or collaborations or divestitures; or
(p)	any combination thereof.

Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit, business segment or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or Shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in this Section 11.2 to exclude any of the following events that occurs during a performance period: (i) asset impairments or write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year and (vi) the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; provided that the Committee commits to make any such adjustments within the 90 day period set forth in Section 11.4.

11.3. With respect to any Covered Officer, the maximum annual number of Shares in respect of which all Performance Awards may be granted under Section 8 of the Plan is 150,000 and the maximum amount of all Performance Awards that are settled in cash and that may be granted under Section 8 of the Plan in any year is $1,000,000.

11.4. To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant in its sole discretion to the assessment of individual or corporate performance for the performance period.

11.5. Unless otherwise expressly stated in the relevant Award Agreement, each Award granted to a Covered Officer under the Plan is intended to be performance-based compensation within the meaning of Section 162(m). Accordingly, unless otherwise determined by the Committee, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee discretion to increase the amount of compensation otherwise payable to a Covered Officer in connection with any such Award upon the attainment of the performance criteria established by the Committee.

Section 12 Separation from Service.

The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a Separation from Service with the Company, its Subsidiaries and Affiliates, including a separation from the Company with or without Cause, by a Participant voluntarily, or by reason of death, Disability, Early Retirement or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.

Section 13 Change In Control.

13.1. Certain Terminations.  Unless otherwise provided by the Committee, or in an Award Agreement or by a contractual agreement between the Company and a Participant, if, within one year following a Change in Control, a Participant Separates from Service with the Company (or its successor) by reason of (a) death; (b) Disability; (c) Normal Retirement or Early Retirement; (d) for Good Reason by the Participant; or (e) involuntary termination by the Company for any reason other than for Cause, all outstanding Awards of such Participant shall vest, become immediately exercisable and payable and have all restrictions lifted. For purposes of an Award subject to Section 409A of the Code, Good Reason shall exist only if (i) the Participant notifies the Company of the event establishing Good Reason within 90 days of its initial existence, (ii) the Company is provided 30 days to cure such event and (iii) the Participant Separates from Service with the Company (or its successor) within 180 days of the initial occurrence of the event.

13.2. Accelerated Vesting.  The Committee may (in accordance with Section 409A, to the extent applicbable), in its discretion, provide in any Award Agreement, or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions (if any), including termination of the Participant’s service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine. In the event of a Change of Control, and without the consent of any Participant, the Committee may, in its discretion, provide that for a period of at least fifteen (15) days prior to the Change in Control, any Options or Stock Appreciation Rights shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Stock Options or Stock Appreciation Rights shall terminate and be of no further force and effect.

13.3. Assumption, Continuation or Substitution.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may (in accordance with Section 409A, to the extent applicbable), without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable; provided, that in the event of such an assumption, the Acquiror must grant the rights set forth in Section 13.1 to the Participant in respect of such assumed Awards. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award (as adjusted, if applicable, pursuant to Section 4.2 hereof) confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Shares pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

13.4. Cash-Out of Awards.  The Committee may (in accordance with Section 409A, to the extent applicbable), in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award (which payment may, for the avoidance of doubt, be $0, in the event the per share exercise or purchase price of an Award is greater than the per share consideration in connection with the Change in Control). In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any), if any, shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.5. Performance Awards.  The Committee may (in accordance with Section 409A, to the extent applicbable), in its discretion, provide that in the event of a Change in Control, (i) any outstanding Performance Awards relating to performance periods ending prior to the Change in Control which have been earned but not paid shall become immediately payable, (ii) all then-in-progress performance periods for Performance Awards that are outstanding shall end, and either (A) any or all Participants shall be deemed to have earned an award equal to the relevant target award opportunity for the performance period in question, or (B) at the Committee’s discretion, the Committee shall determine the extent to which performance criteria have been met with respect to each such Performance Award, if at all, and (iii) the Company shall cause to be paid to each Participant such partial or full Performance Awards, in cash, Shares or other property as determined by the Committee, within thirty (30) days of such Change in Control, based on the Change in Control consideration, which amount may be zero if applicable.

Section 14 Amendment And Termination.

14.1. Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply.

14.2. Amendments to Awards.  Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively in time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

14.3. Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (and shall make such adjustments for the events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles.

Section 15 General Provisions.

15.1. Limited Transferability of Awards.  Except as otherwise provided in the Plan, an Award Agreement or by the Committee at or after grant, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer. No transfer of an Award for value shall be permitted under the Plan.

15.2. Dividend Equivalents.  In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis. All dividend or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional Shares, or, in the case of dividends or dividend equivalents credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Shares available for grant under Section 4 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Performance Awards. Notwithstanding the foregoing, with respect to an Award subject to Section 409A of the Code, the payment, deferral or crediting of any dividends or dividend equivalents shall conform to the requirements of Section 409A of the Code and such requirements shall be specified in writing.

15.3. Compliance with Section 409A of the Code.  No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, if a Participant is a Specified Employee at the time of his or her Separation from Service, any payments with respect to any Award subject to Section 409A of the Code to which the Participant would otherwise be entitled by reason of such Separation from Service shall be made on the date that is six months after the Participant’s Separation from Service (or, if earlier, the date of the Participant’s death). Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest, or penalties that Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

15.4. No Rights to Awards.  No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.

15.5. Share Certificates.  All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.6. Tax Withholding.  A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award. Without limiting the generality of the foregoing, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to the Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required federal, state local and foreign withholding obligations using the minimum statutory withholding rates for federal, state, local and/or foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

15.7. Award Agreements.  Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

15.8. No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Shares, Restricted Share Units, Other Stock-Based Awards or other types of Awards provided for hereunder.

15.9. No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.

15.10. No Rights as Stockholder.  Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Shares.

15.11. Governing Law.  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Tennessee without giving effect to conflicts of laws principles.

15.12. Severability.  If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

15.13. Other Laws.  The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

15.14. No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

15.15. No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.16. Headings.  Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 16 Term Of The Plan.

16.1. Effective Date.  The Plan shall be effective, and will amend and restate the previous plan as set forth herein effective, as of January 1, 2011 provided it has been approved by the Board and by the Company’s stockholders.

16.2. Expiration Date.  No new Awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth (10th) anniversary of the Effective Date.

ANNUAL MEETING OF STOCKHOLDERS OF

EDUCATION REALTY TRUST, INC.

May 4, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, form of proxy card and annual report are available at www.edrtrust.com/proxy

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730303040000001000 4 050411

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE FOR DIRECTOR; "FOR" PROPOSAL 2; "FOR" PROPOSAL 3; "FOR" PROPOSAL 4; AND "1 YEAR" FOR PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Paul O. Bower
- ○ Monte J. Barrow
- ○ William J. Cahill, III
- ○ Randall L. Churchey
- ○ John L. Ford
- ○ Howard A. Silver
- ○ Wendell W. Weakley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

EDUCATION REALTY TRUST, INC.

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Randall L. Churchey and Randall H. Brown, or either of them, with full power of substitution, as proxy to represent and vote all shares of common stock, $.01 par value per share, of Education Realty Trust, Inc. held of record by the undersigned as of the close of business on March 4, 2011, at the Annual Meeting of Stockholders to be held on May 4, 2011 or any adjournment or postponement thereof, as designated on the reverse side hereof and in their discretion as to other matters.

The shares represented by this Proxy will be voted as directed by the undersigned. **If no direction is given when the duly executed Proxy is returned, such shares will be voted "FOR" all nominees in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4 and "1 YEAR" for Proposal 5.**

YOUR VOTE IS IMPORTANT

Please mark, sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so that your shares may be represented at the Meeting.

(Continued and to be signed on the reverse side)

COMMENTS:

14475

ANNUAL MEETING OF STOCKHOLDERS OF

EDUCATION REALTY TRUST, INC.

May 4, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM Central Time, on May 3, 2011.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement, form of proxy card and annual report are available at www.edrtrust.com/proxy

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20730303040000001000 4 050411

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE FOR DIRECTOR; "FOR" PROPOSAL 2; "FOR" PROPOSAL 3; "FOR" PROPOSAL 4; AND "1 YEAR" FOR PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Paul O. Bower
- ○ Monte J. Barrow
- ○ William J. Cahill, III
- ○ Randall L. Churchey
- ○ John L. Ford
- ○ Howard A. Silver
- ○ Wendell W. Weakley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.